                            SCHEDULE 14A INFORMATION

     Definitive Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No. ____)

Filed by the registrant [X]
Filed by a party other than the registrant [_]

Check the appropriate box:

[ ] Preliminary proxy statement      [_] Confidential, for use of the Commission
                                         only (as permitted by Rule 14a-6(e)(2))
[X] Definitive proxy statement
[_] Definitive additional materials
[_] Soliciting Material under Rule 14a-12

                                 FINET.COM, INC.
                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

[X] No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies: N/A

     (2)  Aggregate number of securities to which transaction applies: N/A

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): N/A

     (4)  Proposed maximum aggregate value of transaction: N/A

     (5)  Total fee paid: N/A

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount Previously Paid: N/A

     (2)  Form, Schedule or Registration Statement No.: N/A

     (3)  Filing Party: N/A

     (4)  Date Filed: N/A

                                 FiNET.COM, INC.

                            -------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                  May 21, 2001

TO THE STOCKHOLDERS OF FiNET.COM, INC.:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of FiNet.com, Inc., a Delaware corporation (the "Company"), will be held on Monday, May 21, 2001 at 9:30 a.m., Pacific Time, at the Company's corporate offices located at 2527 Camino Ramon, Suite 200, San Ramon, California 94583, for the following purposes:

     1. To elect directors to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified.

     2. To approve an amendment to the Company's 1998 Stock Option Plan to increase the number of shares reserved for issuance under the plan.

     3. To approve an amendment to the Company's 1998 Non-Employee Directors' Stock Option Plan to increase the number of shares reserved for issuance under the plan.

     4. To approve an amendment to the Company's Restated Certificate of Incorporation to decrease the number of authorized shares of common stock.

     5. To ratify the appointment of Ernst & Young LLP as independent auditors of the Company for the fiscal year ending December 31, 2001.

     6. To transact such other business as may properly come before the meeting or any adjournments thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     Only stockholders of record at the close of business on March 29, 2001 are entitled to notice of, and to vote at, the meeting and any adjournments thereof.

     All stockholders are cordially invited to attend the meeting in person. The presence in person and/or the representation by proxy of the holder of a majority of the issued and outstanding shares of stock entitled to vote is necessary and sufficient to constitute a quorum. Accordingly, if you do not expect to be present at the meeting, you may vote your shares of stock by phone or by executing the accompanying proxy and returning it promptly in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person even if such stockholder previously signed and returned a proxy.

                                          For the Board of Directors

San Ramon, California
April 9, 2001                             Rick Cossano,
                                          President and Chief Executive Officer

--------------------------------------------------------------------------------
WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE VOTE YOUR SHARES OF STOCK BY PHONE OR COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

                                 FiNET.COM, INC.

                            -------------------------

               PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

     The enclosed Proxy is solicited on behalf of the Board of Directors (the "Board") of FiNet.com, Inc. (the "Company") for use at the Company's Annual Meeting of Stockholders (the "Annual Meeting") to be held Monday, May 21, 2001 at 9:30 a.m., Pacific Time, or at any adjournments or postponements thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the Company's principal executive offices, located at 2527 Camino Ramon, Suite 200, San Ramon, California 94583. The telephone number at that address is (925) 242-5800.

     These proxy solicitation materials are first being mailed on or about April 9, 2001 to all stockholders entitled to vote at the Annual Meeting.

                 INFORMATION CONCERNING SOLICITATION AND VOTING

Record Date and Outstanding Shares

     On February 20, 2001, the Company effected a one-for-twelve reverse stock split of its outstanding shares of common stock. All share information contained in this Proxy Statement has been restated for all periods to reflect this reverse split.

     Stockholders of record at the close of business on March 29, 2001 (the "Record Date") are entitled to notice of, and to vote at, the Annual Meeting. On the Record Date, approximately 9,500,803 shares of the Company's Common Stock, $0.01 par value per share (the "Common Stock"), were issued, outstanding and entitled to vote at the Annual Meeting.

Revocability of Proxies

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. Mere attendance at the Annual Meeting will not serve to revoke a proxy.

Voting and Solicitation

     Holders of Common Stock are entitled to one vote for each share of Common Stock held. In order to constitute a quorum for conduct of business at the Annual Meeting, a majority of the outstanding shares of Common Stock outstanding on the Record Date must be represented at the Annual Meeting.

     Solicitation of proxies may be made by directors, officers and other employees of the Company by personal interview, telephone, facsimile or other method. No additional compensation will be paid for any such services. Costs of solicitation, including preparation, assembly, printing and mailing of this proxy statement, the proxy and any other information furnished to the stockholders, will be borne by the Company. The Company has retained Automatic Data Processing, Inc., to aid in the solicitation of proxies from stockholders, banks and other institutional nominees. The fees and expenses of such firm are not expected to exceed $10,000. The Company may reimburse the reasonable charges and expenses of brokerage houses or other nominees or fiduciaries for forwarding proxy materials to, and obtaining authority to execute proxies from, beneficial owners for whose account they hold shares of Common Stock.

Quorum; Abstentions and Broker Non-Votes

     The required quorum for the transaction of business at the Annual Meeting is a majority of the shares of Common Stock outstanding on the Record Date. Broker non-votes and shares held by persons abstaining will be counted in determining whether a quorum is present at the Annual Meeting. However, broker non-votes will have no effect on the outcome of the vote for the election of directors and are not counted for purposes of determining whether proposals 2, 3, 4 and 5 have been approved. Abstentions will have no effect on the outcome of the vote for the election of directors, but will have the effect of being cast against proposals 2, 3, 4 and 5 for purposes of determining whether or not the proposals have been approved, even though the stockholder so abstaining may intend a different interpretation.

                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS

Nominees

     The Bylaws of the Company provide for a Board consisting of not fewer than four nor more than fifteen directors. The number of directors is currently set at five. Five directors are to be elected at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies they receive for the five nominees named below. All of the nominees named below are incumbent directors who were elected to their present terms by the stockholders of the Company. The present term of each of the directors continues until the Annual Meeting and until his successor has been elected and qualified. In the event that any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board to fill the vacancy. The Board has no reason to believe that any of the persons named below will be unable or unwilling to serve as a director if elected. The proposed nominees are not being nominated pursuant to any arrangement or understanding with any person.

     The term of office of each person elected as a director will continue until the next Annual Meeting of Stockholders and until his successor has been elected and qualified.

     The name of and certain other information regarding each nominee are set forth in the table below.

                                                                                           Director
       Name of Nominee        Age            Principal Occupation                           Since
--------------------------  -------  ---------------------------------------------------  ---------
Rick Cossano                  45     President and Chief Executive Officer                   2000
L. Daniel Rawitch             42     Vice Chairman of the Board                              1995
Stephen J. Sogin, Ph.D.       59     Venture Capitalist                                      1990
S. Lewis Meyer                56     President and Chief Executive Officer, Imatron, Inc.    1997
Antonio P. Falcao             29     Chief Financial Officer, A. Amorim Group affiliated     1999
                                    companies

     There is no family relationship between any of the directors or executive officers of the Company. The Restated Certificate of Incorporation and Bylaws of the Company contain provisions eliminating or limiting the personal liability of directors for violations of a director's fiduciary duty to the extent permitted by the Delaware General Corporation Law.

     Rick Cossano has served as President, Chief Executive Officer and a member of the Board since February 2000. Prior to joining FiNet.com, Mr. Cossano was the President and Chief Operating Officer of LandSafe Title, Inc. from 1996 to 2000 and the Executive Vice President of the Wholesale Lending Division and Consumer Markets Division for Countrywide Home Loans from 1987 to 1996.

     L. Daniel Rawitch has served as a director since May 1995 and as Vice Chairman of the Board since May 1999. He also served the Company in various other positions, including as President of the Company from October 1998 to May 1999 and as its Chief Executive Officer from May 1995 to October 1998. Prior to joining the

Company, he served as Chief Executive Officer of Residential Pacific Mortgage, Inc., from 1989 until it was acquired by the Company in August 1994.

     Stephen J. Sogin has served as a director since March 1990 and served as the Company's interim Chief Executive Officer in January 2000. Dr. Sogin is a venture capitalist. From December 1984 until January 1995, he was a general partner of Montgomery Medical Ventures. In July 1997, Dr. Sogin consented to a cease and desist order issued by the SEC involving his late filing of Forms 3, 4 and 5 which he was required to file in his capacity as a general partner of Montgomery Medical Ventures II. None of the SEC's findings involve charges that Dr. Sogin received improper gains or personal benefits as a result of these violations. Dr. Sogin has advised the Company that the trades in question were conducted by the partnership (Montgomery Medical Ventures II) and none of these trades were executed by him personally. Dr. Sogin is also a director of Osteotech, Inc. Dr. Sogin received his B.S., M.S. and Ph.D. degrees in microbiology from the University of Illinois.

     S. Lewis Meyer has served as a director since January 1997. Since June 1993, Dr. Meyer has served as President and Chief Executive Officer of Imatron, Inc., a company engaged in designing, manufacturing and marketing a high performance electron beam tomography scanner. From April 1991 until joining Imatron, Dr. Meyer was Vice President, Operations of Otsuka Electronics (U.S.A.), Inc. From August 1990 to April 1991, he was a founding partner of Medical Capital Management, a company engaged in providing consulting services to medical equipment manufacturers, imaging services providers and related medical professionals. Before that, he was Founder, President and Chief Executive Officer of American Health Services Corp. (now Insight Health Services), a developer and operator of diagnostic imaging and treatment centers. Dr. Meyer received his B.S. degree in Physics from the University of the Pacific and his M.S. and Ph.D. degrees in physics from Purdue University. Dr. Meyer is also currently serving as Chairman of the Board for Positron Corporation, a company engaged in designing, manufacturing and marketing of Positron Emission Tomography (PET) scanners.

     Antonio P. Falcao has served as a director since February 1999. Since 1994, Mr. Falcao has been the Chief Financial Officer for several companies of the A. Amorim Group, a business group based in Portugal that owns Banco Nacional de Credito Imobiliario, a Portuguese real estate bank. The A. Amorim Group, which is affiliated with Americo Ferreira Amorim, one of the Company's largest stockholders, also has interests in the cork, textile, hotel, oil, finance and telecommunications industries. Mr. Falcao received his degree in finance and economics from the University of Oporto.

Required Vote

     The five nominees receiving the highest number of affirmative votes of the shares present or represented and entitled to be voted for them will be elected as directors.

   THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE ELECTION OF EACH
                           OF THE NOMINATED DIRECTORS

Board Meetings and Committees

     The Board held a total of four meetings and the Executive Committee of the Board held five meetings during the fiscal year ended December 31, 2000. Each of the incumbent directors who served during the last fiscal year attended at least 75% of the aggregate of all meetings of the Board and of the committees, if any, upon which such director served. The Board has a Compensation Committee and an Audit Committee, but no Nominating Committee.

     In accordance with the Compensation Committee charter adopted by the Board in February of 2000, the purpose of the Compensation Committee is to: (1) review and approve the total compensation of senior management, including the Chief Executive Officer; (2) assure that the Company's annual and long-term incentive plans are administered in a manner consistent with the Company's compensation strategy; (3) grant stock options and stock bonuses under the Company's stock-based plans; (4) review the Company's employee benefit programs including equity-based programs; and (5) approve annual retainers and meeting fees for members of the Board and committees of the Board. The Compensation Committee currently consists of Drs. Meyer and Sogin and Mr. Rawitch. The Compensation Committee held two meetings during fiscal year 2000.

     The Audit Committee operates pursuant to a written charter (the "Audit Committee Charter") which was approved and adopted by the Board of Directors in March of 2000 and is attached to this Proxy Statement as Appendix A. Under the provisions of the Audit Committee Charter, the purpose of the Audit Committee is to: (1) make recommendations to the full Board concerning the appointment of independent auditors; (2) review the scope of the audit and related fees; (3) review audit findings and recommendations with independent auditors to determine the adequacy and effectiveness of internal controls; (4) review the appropriateness of accounting principles and financial disclosure practices with independent auditors and financial management; (5) review the legal affairs of the Company with General Counsel and other appropriate legal officers; and (6) review the Company's quarterly financial statements prior to filing with the Securities and Exchange Commission.

     Dr. Meyer and Mr. Falcao, two of the three current members of the Audit Committee, are "independent" as such term is defined under Rule 4200, as amended, of the listing standards of the National Association of Securities Dealers ("NASD"). Dr. Sogin, the third member, is not "independent" under the strict definition set forth in Rule 4200 because he served as the Company's interim Chief Executive Officer from January 15 to February 1 of last year. However, pursuant to Rule 4350(d)(2)(B) of the NASD's listing standards for the Nasdaq SmallCap Market, the Company's Board of Directors has determined that Dr. Sogin's membership on the Audit Committee is required by the best interests of the corporation and its shareholders, because of Dr. Sogin's abilities and background, and because Dr. Sogin's service as the Company's interim Chief Executive Officer was for only a short period and as a result of exceptional and limited circumstances. The Audit Committee held two meetings during fiscal year 2000. See "Audit Committee Report" below.

                             AUDIT COMMITTEE REPORT

     In connection with the issuance of the Company's Annual Report on Form 10-K, the Audit Committee:

     1. Reviewed and discussed the Company's audited financial statements for the fiscal year ended December 31, 2000 with the management personnel.

     2. Met with Ernst & Young LLP, the Company's independent auditors, to review the audited financial statements and to discuss with the auditors all matters required to be discussed by the Auditing Standards Board Statement of Auditing Standards (SAS) No. 61, as amended.

     3. Requested and obtained from, and discussed with, the independent auditors written disclosures and a letter required by Independent Standards Board (ISB) No. 1, as amended, that the auditors were in all respects independent.

     As a result of the above-referenced review and discussions with the Company's management and independent auditors, the Committee recommended to the Board of Directors that the audited financial statements for the fiscal year 2000 be accepted and included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000, for filing with the Securities and Exchange Commission.

                                              THE AUDIT COMMITTEE:

                                              Stephen J. Sogin
                                              S. Lewis Meyer
                                              Antonio P. Falcao

Compensation of Directors

     Directors who are full-time employees of the Company are not separately compensated for their service on the Board. Directors who are not employees of or full-time consultants to the Company or any subsidiary of the Company ("Non-employee Directors") receive $15,000 annually for their services and attendance at regular Board meetings, and $1,000 for each additional Board or committee meeting attended. Non-employee Directors are also reimbursed for expenses related to their attendance at meetings.

     Upon being appointed to the Board, each Non-employee Director receives a fully vested option to purchase 3,333 shares of Common Stock under the Company's 1998 Non-employee Directors' Stock Option Plan (the "Directors' Plan"). Shares of Common Stock acquired upon exercise of such options are subject to a right of repurchase in favor of the Company, which lapses in four equal annual installments, beginning on the first anniversary of the date of grant. In addition, each Non-employee Director receives an automatic option grant to purchase 5,000 shares of Common Stock on January 1 of each year, which vests in four equal annual installments, commencing on the first anniversary of the date of grant. The exercise price of options granted under the Directors' Plan is 85% of the fair market value of the Common Stock on the date of grant.

MANAGEMENT

Security Ownership of Certain Beneficial Owners and Management

     The following table sets forth information regarding the beneficial ownership of the Common Stock as of the Record Date by (i) each person the Company knows to own beneficially more than 5% of the Common Stock, (ii) each director of the Company, (iii) each nominee for director of the Company, (iv) each of the executive officers named in the Summary Compensation Table and (v) all of the Company's directors and executive officers as a group. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage of ownership of that person, shares subject to options or warrants held by that person that are currently exercisable or exercisable within 60 days of the Record Date are deemed outstanding. Such shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of each other person. Applicable percentage of ownership for each stockholder is based on 9,500,803 shares of Common Stock outstanding as of the Record Date. Unless otherwise noted, each person identified possesses sole voting and investment power with respect to the shares listed.

                                          Beneficial Ownership

                    (1)                                           (2)                   (3)             (4)
         Name of Beneficial Owner                                Amount        Amount Included in     Percent
                                                                              Column (2) Issuable    of Class
                                                                               Within 60 Days of
                                                                                  Record Date
-------------------------------------------------------------------------------------------------------------
Banco Espirito Santo de Investimento, S.A.(1).....              821,157               162,489           8.5%
  Rua Tierro Galvan
  Torre 3, 14th Floor
  1099-028 Lisbon, Portugal

Americo Ferreira Amorim(2)........................              476,118                83,333           5.0%
  Edificio Amorim II
  Meladas - Apartado 47
  4536 Mozzelos VFR, Portugal

WebLab SGPS S.A...................................              625,000                   --            6.6%
Travessa do Conde Ponte 35
1300-141 Lisbon, Portugal

Jose Maria Salema Garcao..........................              804,168               570,833           8.0%
Quinta Da Marinha, Lote
CT-14, 2750 Cascais, Portugal

L. Daniel Rawitch.................................              132,628                80,556           1.4%

S. Lewis Meyer....................................              129,167               120,832           1.3%

Rick Cossano......................................              104,168               104,168           1.1%

Robert Snow.......................................               19,445                19,445            *

Stephen J. Sogin..................................               16,667                16,667            *

Rob Katz..........................................                4,167                 4,167            *

Michael Quinn.....................................                3,473                 3,473            *

Antonio P. Falcao.................................                4,583                 4,583            *

Mark Korell.......................................                  --                    --             *

All directors and executive officers
  as a group (9) persons..........................              414,298               353,891           4.2%

----------

* Less than 1% of the outstanding shares of Common Stock.

(1) Includes the security holdings of the entities listed below, all of which are affiliated with Banco Espirito Santo de Investimento:

(2) Reflects (i) 87,708 shares owned of record by Mr. Amorim and (ii) 388,410 shares owned by Fondation Pamalu, a Liechenstein foundation, of which Mr. Amorim may be deemed to be a beneficiary.

                                                                Number of
                                                               Outstanding
                      Entity                                      Shares
----------------------------------------------------------------------------
     BES Investimento S.A.                                       275,000
     Banco Espirito Santo de Investimento, S.A.........           14,037
     Banco Espirito Santo e Comercial de Lisboa, S.A...           30,834
     Compagnie Financiere Espirito Santo, S.A.                     1,071
     ESAF - Espirito Santo Fundos de Pensoes, S.A......           83,333
     Espirito Santo Dealer, S.A........................            72657
     Espirito Santo Financial Group, S.A. .............           42,844
     Fundo de Pensoes Banco Espirito Santo.............          138,888


Executive Compensation

Effective November 9, 1999, the Company changed its fiscal year end from April 30 to December 31. The following table provides certain summary information concerning the compensation received for services rendered to the Company during the fiscal year ended December 31, 2000, the calendar year ended December 31, 1999, and the fiscal year ended April 30, 1999 by: (i) the Company's current Chief Executive Officer; (ii) the Company's former Chief Executive Officer, who resigned during the last fiscal year; (iii) Dr. Stephen J. Sogin, who served as the Company's Interim Chief Executive Officer for a brief period at the beginning of last fiscal year; and (iv) the Company's other most highly compensated executive officers whose aggregate compensation for the year ending December 31, 2000 exceeded $100,000, and who were serving as executive officers of the Company on December 31, 2000. These people are referred to as the "Named Executive Officers." None of the Named Executive Officers received compensation from the Company during the fiscal year ended April 30, 1998.

                                      Summary Compensation Table

                                                                                             Long-Term
                                                                                            Compensation
                                                                                               Awards
                                                               Annual Compensation           Securities       All Other
                                                           -----------------------------     Underlying     Compensation
         Name and Position                     Year          Salary ($)      Bonus ($)       Options (#)         ($)
--------------------------------------  -----------------  --------------  -------------  ---------------  ---------------
Rick Cossano                               Fiscal 2000         345,170        100,000               --              --
  President and Chief Executive           Calendar 1999             --             --          250,000              --
  Officer

Mark L. Korell                             Fiscal 2000          15,625             --               --         187,875(1)(2)
  Chairman of the Board,                  Calendar 1999        366,667         30,000          258,044           8,625(2)
  President and Chief Executive            Fiscal 1999         183,563             --          306,358          72,625(3)
  Officer (1)

Stephen J. Sogin (4)                       Fiscal 2000              --             --            5,000          41,609(4)
  Interim Chief Executive Officer

Robert W. Snow                             Fiscal 2000         164,016         90,602           41,666          40,283(6)
  Executive Vice President,
  Business to Business(5)

Michael Quinn                              Fiscal 2000         133,846         11,667           10,417                 --
   Senior Vice President, Capital
  Markets

Rob Katz                                   Fiscal 2000         132,590          2,500           29,166                 --
    Chief Technology Officer

----------

(1) Mr. Korell resigned effective January 15, 2000. Other compensation reflects separation pay and Car/Commute allowance.

(2)  Car/Commute allowance.

(3)  Value of 125,000 shares of Common Stock compensation.

(4) Includes $17,609 for services as Interim Chief Executive Officer and $24,000 for services as director.

(5)  Resigned effective January 15, 2001.

(6)  Relocation expenses.


                        Option Grants in Last Fiscal Year

     The following table provides certain summary information regarding stock options granted to the Named Executive Officers during the fiscal year ending December 31, 2000.

                                                  Individual Grants                       Potential Realizable
                               --------------------------------------------------------     Value at Assumed
                                               Percent of                                 Annual Rates of Stock
                                Number of    Total Options                              Price Appreciation for
                                Securities     Granted to                                    Option Term(2)
                                Underlying      Employees        Exercise                -----------------------
                                 Options        in Fiscal          Price     Expiration
            Name                Granted(#)       Year(1)         ($/share)      Date         5%           10%
----------------------------------------------------------------------------------------------------------------
Rick Cossano(3)                        --            --                --           --         --            --
Mark L. Korell(4)                      --            --                --           --         --            --
Stephen J. Sogin                    5,000          1.40             13.39      1/01/10     42,104       106,701
Robert W. Snow                     41,666         12.35             15.37      1/31/10    402,748     1,020,643
Michael Quinn                      10,417          3.09             15.37       4/3/10    100,692       255,173
Rob Katz                            8,333          2.47             15.37      1/31/10     80,548       204,124
                                   20,833          6.17              7.87     10/16/10    103,111       261,303

----------

(1)  Based on 337,435 options issued to employees during 2000.

(2) Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. The assumed 5% and 10% rates of stock price appreciation are mandated by rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of the future Common Stock price.

(3)  Mr. Cossano's options were granted in 1999.

(4) Pursuant to Mr. Korell's resignation, the aggregate number of unvested options canceling in fiscal 2000 is 2,662,812.


               Aggregated Option Exercises in Fiscal Year 2000 and
                           2000 Year End Option Values

     The following table provides certain summary information concerning the value of unexercised options held by each of the Named Executive Officers as of December 31, 2000 and the value realized on exercise of options in 2000. Value of unexercised options is considered to be the difference between exercise price and market price of $.75 on December 31, 2000.

                                                                     Number of Securities                Value of Unexercised
                                                                    Underlying Unexercised                   In-the-Money
                                                                         Options at                           Options at
                                  Shares                             December 31, 2000 (#)                December 31, 2000 ($)
                               Acquired on         Value         -----------------------------       -------------------------------
       Name                    Exercise (#)     Realized ($)     Exercisable     Unexercisable       Exercisable       Unexercisable
-------------------------    ---------------   --------------    -----------------------------       -------------------------------
Rick Cossano                          --                --              --                --              --                 --
Mark L. Korell                    66,540           799,866              --                --              --                 --
Stephen J. Sogin                      26               381          14,610             7,499              --                 --
Robert W. Snow                        --                --          22,221            19,445              --                 --
Michael Quinn                         --                --              --            10,417              --                 --
Rob Katz                              --                --           6,251            22,915              --                 --

     The Company did not make any awards during the fiscal year ended December 31, 2000 to any of the Named Executive Officers under any long-term incentive plan providing compensation intended to serve as incentive for performance to occur over a period longer than one fiscal year, excluding stock options.

Employment Agreements

     In December 1999, the Company entered into a three-year employment agreement with Rick Cossano, its President and Chief Executive Officer. The agreement provides for an annual salary of $375,000 and an annual bonus of up to $400,000. Pursuant to the agreement, Mr. Cossano received an option to purchase 250,000 shares of Common Stock at an exercise price of $12.37 per share, pursuant to the following vesting schedule: 62,500 shares vested on the date of grant; 20,834 shares vested on August 1, 2000; 20,833 shares vested on February 1, 2001; 83,333 shares vest on February 1, 2002; and 83,333 shares vest on February 1, 2003. The agreement provides that in the event of a change in control, Mr. Cossano's options are subject to accelerated vesting, and he is entitled to receive his base salary through the remainder of the term of the agreement.

     In February 2000, the Company entered into a three-year employment agreement with Robert N. Snow, its Executive Vice President - Business to Business. The agreement provided for an annual salary of $182,000, monthly bonuses based on business-to-business revenues and an annual bonus of up to $50,000 for fiscal 2000. Pursuant to the agreement, Mr. Snow received an option to purchase 41,666 shares of Common Stock at an exercise price of $15.37 per share, of which 8,333 shares vested on the date of grant and the remainder of which were to vest in four equal annual installments commencing on December 31, 2000. Mr. Snow resigned his position effective January 15, 2001. In connection with his resignation from the Company, Mr. Snow and the Company entered into an agreement pursuant to which Mr. Snow received six months base salary.

     The Company entered into a four-year employment agreement with Mr. Korell, its former President and Chief Executive Officer, in October 1998, which was amended in February 2000. The agreement, as amended, provided for (i) an annual salary of $350,000 in the first year with annual $25,000 increases in subsequent years, and (ii) an annual bonus equal to 2% of the Company's pre-tax profits. In addition, Mr. Korell received (i) 10,417 shares of Common Stock, (ii) a stock option to purchase 108,334 shares of Common Stock at an exercise price of $6.756 per share, and (iii) a stock option to purchase 31,250 shares of Common Stock at an exercise price of $12.372 per share. The agreement also had an anti-dilution provision pursuant to which Mr. Korell was granted an option to purchase 166,774 shares of Common Stock at an exercise price of $12.372 per share in February 1999; an option to purchase 20,644 shares of Common Stock at an exercise price of $109.50 per share and an option to purchase 3,300 shares at $91.50 per share in May 1999; an option to purchase 28,827 shares of Common Stock at an exercise price of $49.50 per share in June 1999; and an option to purchase 7,249 shares of Common Stock at $39.756 per share in August 1999. All of the options were scheduled to become exercisable in five equal annual installments commencing on the date of grant. Mr. Korell resigned effective January 15, 2000.

     In connection with his resignation from the Company, the Company and Mr. Korell entered into a severance agreement pursuant to which Mr. Korell received his base salary and health coverage for six months following his resignation. In addition, Mr. Korell's options to purchase the Company's common stock continued to vest for six months following his resignation.

     In December 1999, the Company entered into a consulting agreement with Dr. Stephen J. Sogin, a director, pursuant to which Dr. Sogin agreed to act as Interim Chief Executive Officer of the Company until Rick Cossano was able to begin employment. In connection with the agreement, the Board of Directors resolved to compensate Dr. Sogin by payment of a consulting fee at a rate of $16,720 for each month of service and by grant of a fully vested non-qualified stock option to purchase 2,917 shares of Common Stock at an exercise price of $18.756 per share.

     In January 2000, the Company entered into a letter agreement with Rob Katz as the Director of Web Development, pursuant to which Mr. Katz received an annual salary of $135,000 and an option to purchase 8,333 shares of Common Stock at an exercise price of $15.37 per share, 2,084 of which vested upon the date of grant with the remaining options vesting in three equal installments of 2,083 commencing on the anniversary date of the grant. In October 2000 the Company promoted Mr. Katz to Chief Technology Officer and entered into a one-year employment agreement with Mr. Katz. The agreement provided for an annual salary of $175,000, an annual bonus up to $75,000 and an option to purchase 20,833 shares of Common Stock at an exercise price of $7.87 per share pursuant to the following vesting schedule: 4,167 shares vested on the date of grant, 8,333 shares vest on October 16, 2001, and the remaining 8,333 vest on October 16, 2002.

     The Company entered into a two-year employment agreement with Michael Quinn, Senior Vice President, Capital Markets, in March of 2000. The agreement provided for an annual salary of $175,000, an annual bonus of up to $70,000, and an option to purchase 10,417 shares of Common Stock at an exercise price of $15,372 per share pursuant to the following vesting schedule: 3,473 shares vesting on April 3, 2001, 3,472 shares vesting on April 3, 2002, and the remaining 3,472 shares vesting on April 3, 2003.

         Report of the Compensation Committee of the Board of Directors

     This report is provided by the Compensation Committee of the Board to assist stockholders in understanding the Compensation Committee's objectives and procedures in establishing the compensation of the Company's Chief Executive Officer, and other executive officers. The Compensation Committee, which is composed of Non-employee Directors, is responsible for establishing and administering the Company's executive compensation program.

     The Company's executive compensation program consists primarily of salary and the award of stock options. The program is designed to motivate, reward and retain the management talent needed to achieve the Company's business objectives and maintain its competitiveness in the on-line mortgage industry. The program seeks to achieve these goals by utilizing competitive base salaries that reflect a philosophy of career continuity, stock options that link compensation to increases in stockholder value as measured by the trading price of the Common Stock and rewards for exceptional performance and accomplishments that contribute to the Company's success.

                     Compensation Philosophy and Objectives

     The philosophical basis of the compensation program is to reward performance and the level of responsibility associated with an individual's position. The Compensation Committee finds greatest value in executives who possess the ability to implement the Company's business plans as well as to react to unanticipated external factors that can have a significant impact on corporate performance. Compensation decisions for all executives, including the Named Executive Officers, are based on the same criteria. These criteria include quantitative factors that directly improve the Company's short-term financial performance and qualitative factors that strengthen the company in the long term, such as demonstrated leadership skills and the ability to deal quickly and effectively with difficulties which sometimes arise.

     The Compensation Committee believes that compensation of the Company's key executives should:

     o    link rewards to business results and stockholder returns;

     o encourage creation of stockholder value and achievement of strategic objectives;

     o maintain an appropriate balance between base salary and short-term and long-term incentive opportunity;

     o attract and retain, on a long-term basis, highly qualified executive personnel; and

     o provide total compensation opportunity that is competitive with that provided by competitors in the on-line mortgage industry, taking into account relative company size and performance as well as individual responsibilities and performance.

                     Key Elements of Executive Compensation

     The Company's executive compensation program consists of three elements: base salary, short-term incentives and long-term incentives. Short-term incentives depend on corporate performance measured against annual objectives and overall performance. Long-term incentives depend on the performance of the Common Stock, both in absolute and relatives terms.

     Base Salary. A competitive base salary is crucial to support the philosophy of management development and career orientation of executives. Salaries are targeted to pay levels of the Company's competitors and companies having similar capitalization and revenues, among other attributes. Executive salaries are reviewed annually.

     Short-Term Incentives. Short-term awards to executives are made in cash and in stock to recognize contributions to the Company's business during the past year. The bonus an executive receives is dependent upon the individual's performance and level of responsibility. Assessment of an individual's relative performance is made annually based on a number of factors which include initiative, business judgement, technical expertise and management skills.

     Long-Term Incentives. Long-term incentive awards provided by stockholder-approved compensation programs are designed to develop and maintain strong management through share ownership and incentive awards.

     Stock Bonus Incentive Plan. In 1998, the stockholders approved the adoption of the 1998 Stock Bonus Incentive Plan. Under the terms of the Stock Bonus Plan, the Compensation Committee may award shares of Common Stock to employees, including executive officers. No awards have been made under the Stock Bonus Plan.

     Stock Option Plan. In 1998, the stockholders approved the adoption of the Company's 1998 Stock Option Plan (the "1998 Plan"). In 1999, the stockholders approved an increase in the number of shares reserved under the 1998 Plan from 333,333 to 833,333 shares. The Compensation Committee believes that equity-based compensation provides the greatest performance incentive and the greatest alignment of executives and stockholder interest. At the sole discretion of the Compensation Committee, eligible officers and employees will periodically receive options to purchase shares of the Common Stock pursuant to the 1998 Plan. The value of the options increases with the market price of the Common Stock.

     Employee Stock Purchase Plan. In 1999, the stockholders approved the Company's 2000 Employee Stock Purchase Plan (the "Stock Purchase Plan") under which all employees, including executive officers, may purchase shares of Common Stock at a discount of the market price in order to encourage broad-based employee ownership of the Common Stock, thereby aligning the interests of all participants and stockholders.

                    2000 Chief Executive Officer Compensation

     Mr. Cossano's compensation for fiscal 2000 was determined under his employment agreement, which was entered into in December 1999. The agreement provides for an annual base salary of $375,000 and an option to purchase 250,000 shares of Common Stock at an exercise price of $12.37 per share, vesting over approximately a three-year period. The agreement provides that in the event of a change in control, Mr. Cossano's options are subject to accelerated vesting and he is entitled to receive his base salary through the remainder of the term of the agreement. The Compensation Committee believes that the base salary and other terms and conditions of his employment are consistent with the foregoing philosophy and objectives and reflect the scope and level of his responsibilities.

     Mr. Korell's compensation was determined under his employment agreement which was entered into in October 1998 and amended in February 1999. The agreement, as amended, provided for (i) an annual salary of $350,000 in the first year with annual $25,000 increases in subsequent years and (ii) an annual bonus equal to 2% of the Company's pre-tax profits. In addition, Mr. Korell received (i) 10,417 shares of Common Stock, and (ii) 139,583 options to purchase Common Stock. The agreement also had an anti-dilution provision pursuant to which Mr. Korell had the right to maintain an equity position in the Company. In connection with the anti-dilution provision of the agreement, Mr. Korell was granted 226,794 additional options to purchase Common Stock. In May

1999, the Compensation Committee amended Mr. Korell's compensation package to include a cash bonus based on revenue growth and a cash bonus for the successful completion of major equity raising efforts. The Compensation Committee believed that the base salary and other terms and conditions of his employment were consistent with the foregoing philosophy and objectives and reflected the scope and level of his responsibilities.

                                          Members of the Compensation Committee

                                                 S. Lewis Meyer
                                                 Stephen J. Sogin
                                                 L. Daniel Rawitch

Certain Relationships and Related Transactions

     In March 2000, the Company issued 18,750 warrants to purchase Common Stock at an exercise price of $24.00 per share, and in February 2000 the Company issued 20,833 warrants to purchase Common Stock at an exercise price of $24.00 per share, pursuant to consulting agreements with Archery Capital LLC, of which Mr. Rawitch is a limited partner.

     In October 2000, the Company issued 1,541,667 shares of Common Stock in a private placement to accredited investors for an aggregate purchase price of $7,400,000, a portion of which was purchased by Banco Espirito Santo de Investimento, S.A, which along with its affiliates beneficially owns more than five percent of the Company's Common Stock.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on review of the copies of such forms furnished to the Company, or written representations that no Forms 5 were required, the Company believes that during the fiscal year ended December 31, 2000, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with.

Stock Price Performance Graph

     The following graph compares the cumulative total stockholder return on the Common Stock from January 1, 1995 to December 31, 2000 with cumulative total returns on the Russell 2000 Index and Hambrecht & Quist Internet Index over the same period. The graph assumes the investment of $100, and the reinvestment of all dividends, in each of the Common Stock and the Russell 2000 Index and the Hambrecht & Quist Internet Index on January 1, 1995.

     The Common Stock has traded on the Nasdaq SmallCap Market since November 1997. Prior to that, the Common Stock traded on the OTC Bulletin Board.

                       Comparative Five-year Total Returns
       FiNet.com, Russell 2000 Index and Hambrecht & Quist Internet Index
                 (performance results through December 31, 2000)

                              [LINE GRAPH OMITTED]
                         [REPRESENTATED BY TABLE BELOW]

                                                             Cumulative Total Return
                                     --------------------------------------------------------------------
                                      4/95      4/96      4/97      4/98       4/99      12/99     12/00
FINET.COM, INC.                      100.00     11.68     33.38     45.06     117.24      17.53      0.84
RUSSELL 2000                         100.00    132.35    132.42    188.57     171.12     201.35    195.27
JP MORGAN H & Q INTERNET 100         100.00    192.54    130.57    299.89     942.58    1706.73    656.69

                                  PROPOSAL TWO
              APPROVAL OF AMENDMENTS TO THE 1998 STOCK OPTION PLAN

BACKGROUND

     The Board adopted the 1998 Stock Option Plan ("1998 Plan") in February 1998 and the Company's stockholders approved the 1998 Plan in November 1998. An amendment to the Plan to increase the number of shares authorized for issuance was approved by the Company's stockholders in September, 1999.

     INCREASE IN NUMBER OF SHARES AUTHORIZED FOR ISSUANCE. In March 2001, the Board adopted, subject to stockholder approval, an amendment to the 1998 Plan increasing the aggregate number of shares reserved for issuance thereunder by 3,000,000, from 833,333 to 3,833,333, in order to ensure that there will be a sufficient reserve of shares to permit the grant of further options to existing and new employees and consultants of the Company. The Board believes that increasing the number of shares reserved for issuance under the 1998 Plan is necessary to permit the Company to remain competitive in the industry and to continue to attract and retain qualified employees by providing them with appropriate equity incentives.

     LIMIT ON NUMBER OF SHARES. Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), enacted in August 1993, limits the deductibility by public companies of compensation in excess of $1 million per year (subject to some exemptions) paid to certain executive officers. As the limit applies in the year in which the compensation is paid, it could apply to income derived from the exercise of certain stock options, measured by the spread between the exercise price and the fair market value at the time the option is exercised. "Performance-based" compensation is excluded from compensation counted toward the $1 million deduction limit if certain conditions are met. Compensation resulting from the exercise of stock options will be treated as "performance-based" and excluded from the limit on deductibility if, among other things, the plan under which the options are granted specifies limits on the number of shares issuable to any participant in any one year under the plan and these limits are approved by the issuer's stockholders. In order to exclude from the $1 million deduction limit compensation resulting from the exercise of options granted under the 1998 Plan, in August 1999, the Board adopted, subject to stockholder approval, an amendment to the 1998 Plan to limit the number of shares with respect to which options may be granted to no more than 750,000 shares to any one participant in any calendar year.

DESCRIPTION OF THE 1998 PLAN

     The following summary description of the 1998 Plan is qualified in its entirety by reference to the text of the 1998 Plan.

     The purpose of the 1998 Plan is to induce persons of outstanding ability and potential to join and remain with the Company as employees or consultants by giving them the opportunity to acquire stock ownership in the Company. The 1998 Plan provides for the granting to employees of the Company (including officers and employee directors) of "incentive stock options" within the meaning of
Section 422 of the Internal Revenue Code ("ISOs") and for the grant of nonstatutory stock options ("NSOs") to eligible participants. To the extent an optionee would have the right in any calendar year to exercise for the first time ISOs for shares having an aggregate fair market value (under all plans of the Company and determined for each share as of the grant date) in excess of $100,000, any such excess options shall be automatically converted to NSOs.

     The 1998 Plan is administered by the Compensation Committee. The Compensation Committee determines the type and terms of options granted under the 1998 Plan, including the number of shares covered, exercise price, term and condition for exercise of the option. The exercise price of all ISOs granted under the 1998 Plan must be at least 100% of the fair market value of the Common Stock of the Company on the grant date. The term of an ISO may not exceed ten years from the date of grant. With respect to any participant who owns stock possessing more than 10% of the voting power of all classes of stock of the Company, the exercise price of any ISO granted shall be at least 110% of the fair market value of the Common Stock on the grant date and the term of such option may not exceed five years. Payment of the exercise price may be in cash or, at the discretion of the Compensation Committee, by an approved deferred payment schedule or shares of stock held by the optionee.

     Except as otherwise determined by the Compensation Committee as set forth in an option agreement, no option may be transferred by the optionee other than by will or the laws of descent and distribution and, during the lifetime of an optionee, only the optionee may exercise an option. All options shall be exercisable on or after each vesting date in accordance with the terms set forth in the option agreement.

     The Board may amend, terminate or revise the 1998 Plan with respect to options not yet granted under the 1998 Plan as long as such action does not impair the rights conferred by an option without the consent of the affected optionee. No amendment, termination or revision requires stockholder approval unless such amendment termination or revision: (i) increases the number of shares of Common Stock authorized for issuance under the 1998 Plan; (ii) materially increases the benefits accruing to participants in the 1998 Plan; or
(iii) materially modifies the requirements as to eligibility for participation. However, the Board may amend the Plan in any manner necessary to provide employees with the maximum benefits available under, or to preserve the benefits of, Section 422 of the Internal Revenue Code, which governs incentive stock option treatment for federal income tax purposes. No options may be granted under the 1998 Plan after February 2008, ten years from the date of its adoption by the Board.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     THE FOLLOWING SUMMARY OF FEDERAL TAX CONSEQUENCES IS BASED UPON EXISTING STATUTES, REGULATIONS AND INTERPRETATIONS THEREOF. THE APPLICABLE RULES ARE COMPLEX, AND INCOME TAX CONSEQUENCES MAY VARY DEPENDING UPON THE PARTICULAR CIRCUMSTANCES OF EACH PLAN PARTICIPANT. THIS PROXY STATEMENT DESCRIBES FEDERAL INCOME TAX CONSEQUENCES OF GENERAL APPLICABILITY, BUT DOES NOT PURPORT TO DESCRIBE EITHER PARTICULAR CONSEQUENCES TO EACH INDIVIDUAL PLAN PARTICIPANT OR FOREIGN, STATE OR LOCAL INCOME TAX CONSEQUENCES, WHICH MAY DIFFER FROM THE UNITED STATES FEDERAL INCOME TAX CONSEQUENCES. INCENTIVE STOCK OPTIONS.

     ISOs are intended to constitute "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code. ISOs may be granted only to employees of the Company (including directors who are also employees). An optionee does not recognize taxable income upon either the grant or exercise of an ISO, and the Company receives no deduction. However, the excess of the fair market value of the shares purchased upon exercise over the option exercise price (the "option spread") is includible in the optionee's "alternative minimum taxable income" ("AMTI") for purposes of the alternative minimum tax ("AMT"). The option spread is generally measured on the date of exercise and is includible in AMTI in the year of exercise. Special rules regarding the time of AMTI inclusion may apply for shares subject to a repurchase right or other "substantial risk of forfeiture."

     If an optionee holds the shares purchased under an ISO for at least two years from the date the ISO was granted and for at least one year from the date the ISO was exercised, any gain from a sale of the shares other than to the Company is taxable as long term capital gain. Under these circumstances, the Company would not be entitled to a tax deduction at the time the ISO was exercised or at the time the stock was sold. If an optionee were to dispose of stock acquired pursuant to an ISO before the end of the required holding periods (a "Disqualifying Disposition"), the amount by which the market value of the stock at the time the ISO was exercised exceeded the exercise price (or, if less, the amount of gain realized on the sale) would be taxable to the optionee as ordinary income, and the Company would be entitled to a corresponding tax deduction. Such income is subject to information reporting requirements and may become subject to withholding. Gain from a Disqualifying Disposition in excess of the amount required to be recognized as ordinary income is capital gain, and is "long term" gain if the shares have been held more than one year as of the date of sale. Optionees are required to notify the Company immediately prior to making a Disqualifying Disposition. If the stock sold in the Disqualifying Disposition had been acquired subject to a "substantial risk of forfeiture," such as a requirement to remain an employee for a period of time, the optionee's holding period for purposes of determining whether any capital gain or loss on sale is long-term will generally not begin until the restriction lapses unless the optionee files an election under Section 83(b) of the Internal Revenue Code (a "Section 83(b) Election"). If stock is sold to the Company rather than to a third party, the sale may not produce capital gain or loss. A sale of shares to the Company will constitute a redemption of such shares, which 14 could be taxable as a dividend unless the redemption is "not essentially equivalent to a dividend" within the meaning of the Internal Revenue Code.

     If an optionee pays for ISO shares with shares of the Company acquired under an ISO or a qualified employee stock purchase plan ("statutory option stock"), the tender of shares is a Disqualifying Disposition of the statutory option stock if the above described (or other applicable) holding periods respecting those shares have not been satisfied. If the holding periods with respect to the statutory option stock are satisfied, or the shares were not acquired under a statutory stock option of the Company, then any appreciation in value of the surrendered shares is not taxable upon surrender. Special basis and holding period rules apply where previously-owned stock is used to exercise an ISO.

     The present position of the Internal Revenue Service appears to be that income and employment withholding taxes are not imposed upon the exercise of an ISO or the sale of ISO shares. The Internal Revenue Service is studying this position and has given some indication that it is considering changing it with respect to Disqualifying Dispositions.

     NONSTATUTORY STOCK OPTIONS. An optionee is not taxable upon the award of a NSO. Federal income tax consequences upon exercise will depend upon whether the shares thereby acquired are subject to a "substantial risk of forfeiture." If the shares are not subject to a substantial risk of forfeiture, or if they are so restricted and the optionee files a Section 83(b) Election with respect to the shares, the optionee will have ordinary income at the time of exercise measured by the option spread on the exercise date. The optionee's tax basis in the shares will be their fair market value on the date of exercise, and the holding period for purposes of determining whether capital gain or loss upon sale is long- or short-term also will begin on that date. If the shares are subject to a substantial risk of forfeiture and no Section 83(b) Election is filed, the optionee will not be taxed upon exercise, but instead will have ordinary income, on the date the restrictions lapse, in an amount equal to the difference between the amount paid for the shares under the option and their fair market value as of the date of lapse; in addition, the optionee's holding period will begin on the date of lapse.

     Whether or not the shares are subject to a substantial risk of forfeiture, the amount of ordinary income taxable to an optionee who was an employee at the time of grant constitutes "supplemental wages" subject to withholding of income and employment taxes by the Company, and the Company receives a corresponding income tax deduction.

     Upon sale, other than to the Company, of shares acquired under a NSO, an optionee generally will recognize capital gain or loss to the extent of the difference between the sale price and the optionee's tax basis in the shares, which will be long-term gain or loss if the employee's holding period in the shares is more than one year. If stock is sold to the Company rather than to a third party, the sale may not produce capital gain or loss. A sale of shares to the Company will constitute a redemption of such shares, which could be taxable as a dividend unless the redemption is "not essentially equivalent to a dividend" within the meaning of the Internal Revenue Code.

     If an optionee tenders Common Stock (other than statutory option stock) to pay all or part of the exercise price of a NSO, the optionee will not have a taxable gain or deductible loss on the surrendered shares. Instead, shares acquired upon exercise that are equal in value to the fair market value of the shares surrendered in payment are treated as if they had been substituted for the surrendered shares, taking as their basis and holding period the basis and holding period that the optionee had in the surrendered shares. The additional shares are treated as newly acquired, are taxable to the optionee, and have a basis equal to their fair market value on the exercise date.

     If the surrendered shares are statutory option stock as described above under "Incentive Stock Options", with respect to which the applicable holding period requirements for favorable income tax treatment have not expired, then the newly acquired shares substituted for the statutory option shares should remain subject to the federal income tax rules governing the surrendered shares, but the surrender should not constitute a Disqualifying Disposition of the surrendered stock.

                               1998 PLAN BENEFITS

     The following table sets forth certain information with respect to the expected benefits or amounts to be received under the amended 1998 Plan, based upon the number of stock options granted under the 1998 Plan during fiscal year 2000.

                                 FINET.COM, INC.

                             1998 STOCK OPTION PLAN

--------------------------------------------------------------------------------

    Name and Position                 Dollar Value ($) (1)      Number of Units

--------------------------------------------------------------------------------
Rick Cossano                                   --                     --

Mark L. Korell                                 --                     --

Stephen J. Sogin                               --                     --

Robert W. Snow                                 --                   41,666

Michael Quinn                                  --                   10,417

Rob Katz                                       --                   29,166

Executive Group                                --                   81,249

Non-Executive Director Group                   --                     --

Non-Executive Officer Employee Group           --                  337,435


Required Vote

     Approval of the amendment to the 1998 Plan requires the affirmative vote of a majority of the shares of the Common Stock voting in person or by proxy on such proposal at the Annual Meeting.

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE
                           AMENDMENT TO THE 1998 PLAN


                                 PROPOSAL THREE
   APPROVAL OF AMENDMENT TO THE 1998 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN

Background

     The Company adopted the Directors' Plan in February 1998 and the Company's stockholders approved the Directors' Plan in November 1998. An amendment to the Plan to increase the number of shares authorized for issuance was approved by the Company's stockholders in September, 1999.

     INCREASES IN NUMBER OF SHARES AUTHORIZED FOR ISSUANCE AND AUTOMATIC ANNUAL OPTION GRANT. In February 2001, the Board approved, subject to stockholder approval, an amendment to the Directors' Plan increasing the aggregate number of shares reserved for issuance thereunder by 200,000, from 83,333 to 283,333, in order to ensure that there will be a sufficient reserve of shares to permit the grant of further options to existing and new directors of the Company. The Board believes that this amendment is necessary to permit the Company to remain competitive in the industry and to continue to attract and retain qualified directors by providing them with appropriate equity incentives.

Description of the Plan

     The following summary description of the Directors' Plan is qualified in its entirety by reference to the text of the Directors' Plan.

     The Directors' Plan is administered by the Board or a committee thereof (the "Administrator"). The Administrator has the authority to construe and interpret the terms and provisions of the Directors' Plan. Only Non-employee Directors are eligible to participate in the Directors' Plan. Drs. Meyer and Sogin and Messrs. Falcao and Rawitch currently qualify as Non-employee Directors. Each person elected for the first time to be a Non-employee Director automatically receives an option to purchase 3,333 shares of Common Stock. The Directors' Plan, as amended, also provides that each Non-employee Director receives an option to purchase 5,000 shares on January 1st of each year if such Director served continuously as such for the entire preceding twelve months.

     The exercise price of the options is 85% of the fair market value of the Common Stock on the date of grant, except that the price shall be 110% of the fair market value in the case of any Director who owns stock possessing more than 10% of the total combined voting power of the Company. All options granted under the Directors' Plan must be fully vested on the date of grant or vest in four equal annual installments commencing on the first anniversary of the date of grant. Each option terminates prior to the expiration date if the optionee's service as a Non-employee Director, or, subsequently as an employee, of the Company terminates.

     The Company has a right to repurchase shares of stock issued upon exercise of any option granted under the Directors' Plan which is fully vested on the date of grant. If a Non-employee Director's service to the Company is terminated for any reason other than death or total disability, the Company has the option to repurchase any share acquired on exercise of options granted under the Directors' Plan. However, the Company's right of repurchase lapses in four equal annual installments, commencing on the first anniversary of the date of grant. The repurchase price is equal to the option exercise price. The Board may at any time amend or terminate the Directors' Plan. Amendments to the Directors' Plan apply to outstanding options and any termination may apply to outstanding options as well. No options may be granted under the Directors' Plan after February 2008, ten years from the date of its adoption.

Certain Federal Income Tax Consequences

     All options granted under the Directors' Plan are NSOs. For a description of certain federal income tax consequences applicable to NSOs, see "Certain Federal Income Tax Consequences" under Proposal 2 above.

                            DIRECTORS' PLAN BENEFITS

     The following table sets forth certain information with respect to the expected benefits or amounts to be received under the amended Directors' Plan, based upon the number of stock options granted under the Directors' Plan during fiscal year 2000.

--------------------------------------------------------------------------------
                                 FINET.COM, INC.
                 1998 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN
--------------------------------------------------------------------------------
      Name and Position                 Dollar Value ($)         Number of Units
--------------------------------------------------------------------------------
Rick Cossano                              Not eligible.           Not eligible.

Mark L. Korell                            Not eligible.           Not eligible.

Stephen J. Sogin                               --                     5,000

Robert W. Snow                            Not eligible.           Not eligible.

Michael Quinn                             Not eligible.           Not eligible.

Rob Katz                                  Not eligible.           Not eligible.

Executive Group                           Not eligible.           Not eligible.

Non-Executive Director Group                   --                    20,000(1)

Non-Executive Officer Employee Group      Not eligible.           Not eligible.
--------------------------------------------------------------------------------
(1)  Includes a grant of 5,000 options to Dr. Sogin.

Required Vote

     Approval of the amendment to the Directors' Plan requires the affirmative vote of a majority of the shares of the Common Stock voting in person or by proxy on such proposal at the Annual Meeting.

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE
                        AMENDMENT TO THE DIRECTORS' PLAN


                                  PROPOSAL FOUR
                            APPROVAL OF AN AMENDMENT
             TO THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION
           TO DECREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK


     The Directors of the Company are recommending that the Company's Restated Certificate of Incorporation be amended to decrease the number of authorized shares from 150,000,000 to 50,000,000. On February 20, 2001, having received the requisite stockholder approval, the Company effected a one-for-twelve reverse stock split (the "Reverse Split"), pursuant to which the Company's then-outstanding shares of Common Stock (the "Old Shares") were exchanged for newly issued shares of Common Stock (the "New Shares") in an exchange ratio of one New Share for each twelve Old Shares (the "Exchange Ratio"). Although the Reverse Split reduced the number of issued and outstanding shares of the Company's Common Stock by a factor equal to the Exchange Ratio, the Reverse Split did not affect the number of the Company's authorized shares of Common Stock. As a result, the Reverse Split had the effect of significantly increasing the number of shares that the Company may issue from authorized but unissued shares of Common Stock. The Directors of the Company have determined that it is in the best interests of the Company that the Restated Certificate of Incorporation of the Company be amended to decrease the number of authorized shares from 150,000,000 to 50,000,000 to partially counter the drastic effect of the Reverse Split, and the Directors recommend that the stockholders adopt the following resolution authorizing the amendment:

     "RESOLVED, that Article Fourth of the Restated Certificate of Incorporation be amended to read as follows:"

               "FOURTH: Capital Stock. The total number of shares which the Corporation shall have authority to issue is Fifty Million (50,000,000) shares, consisting of One Hundred Thousand (100,000) shares of Preferred Stock, of the par value of one cent ($.01) per share (hereinafter called "Preferred Stock"), and Fifty Million (50,000,000) shares of Common Stock of the par value of one cent ($.01) per share (hereinafter called "Common Stock")."

Required Vote

     Approval of the amendment to the Company's Restated Certificate of Incorporation requires the affirmative vote of a majority of the shares of the issued and outstanding Common Stock of the Company.

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE
        AMENDMENT TO THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION

                                  PROPOSAL FIVE
               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Board has selected Ernst & Young LLP, independent auditors, to audit the financial statements of the Company for the fiscal year ending December 31, 2001. Ernst & Young LLP has audited the Company's financial statements since February 12, 1999, and the Board of Directors believes it is desirable and in the best interests of the Company to continue employment of that firm. Action by stockholders is not required by law in the appointment of independent public accountants, but their appointment is submitted to the stockholders by the Board of Directors in order to give the stockholders a voice in the designation of accountants. If the appointment is not ratified by the stockholders, the Board of Directors will reconsider its choice of Ernst & Young LLP as the Company's independent public accountants. Even if the appointment is ratified, the Board of Directors may in its discretion direct the appointment of a different independent accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

     Prior to the Company's appointment of Ernst & Young LLP in 1999 as the Company's independent public accountants, the Company employed Reuben E. Price & Co. as its independent accountants to audit the financial statements of the Company. On February 12, 1999, the Company dismissed Reuben E. Price & Co. and appointed Ernst & Young LLP to that position. The change in accountants was made in light of the recently expanded scope of the Company's operations at the time and the attendant requirement for the accounting services of a larger firm of national scope. The decision to change independent accountants was recommended by management and was approved by the Company's Audit Committee and Board of Directors. Reuben E. Price & Co. has not issued any reports on the Company's financial statements during the past two fiscal years containing an adverse opinion or a disclaimer of opinion, nor any reports that were qualified or modified as to uncertainty, audit scope, or accounting principles. During the Company's most recent two fiscal years and the subsequent interim period there were no disagreements with Reuben E. Price & Co. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

     Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

                            Independent Auditor Fees

     Audit Fees. Ernst & Young LLP billed the Company an aggregate of approximately $135,000 for professional services rendered by Ernst & Young LLP in connection with its audit of the Company's financial statements for the fiscal year ended December 31, 2000 and its review of the Company's financial statements included in quarterly reports on Form 10-Q during fiscal 2000.

     Financial Information Systems Design and Implementation. During fiscal 2000, Ernst & Young LLP did not directly or indirectly operate, or supervise the operation of, the Company's information systems or manage the Company's local area network. Nor did Ernst & Young LLP design or implement a hardware or software system that aggregates source data underlying the financial statements of the Company or that generates information that is significant to the Company's financial statements taken as a whole.

     All Other Fees. Ernst & Young LLP billed the Company approximately $175,350 for professional services rendered during fiscal 2000 for services not otherwise described above.

     The Company's Audit Committee considered whether the non-audit services rendered by Ernst & Young LLP during fiscal 2000, as described under the captions "Financial Information Systems Design and Implementation Fees" and "All Other Fees" above, and determined that such services were compatible with Ernst & Young LLP's independence.

Required Vote

     The affirmative vote of the holders of a majority of the shares of the Common Stock voting in person or by proxy on this proposal at the Annual Meeting is required to ratify the appointment of the independent auditors.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE
            APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS


                              STOCKHOLDER PROPOSALS

     Proposals of stockholders of the Company which are intended to be presented at the Company's 2002 meeting of stockholders must be received by the Secretary of the Company no later than December 10, 2001 in order to be included in the proxy soliciting material relating to that meeting. These proposals must also meet the other requirements of the rules of the Securities and Exchange Commission relating to stockholder proposals. Stockholders who wish to make a proposal at the Company's 2002 Annual Meeting - other than one that will be included in the Company's proxy materials - should notify the Company no later than February 23, 2002. If a stockholder who wishes to present a proposal fails to notify the Company by this date, the proxies that management solicits for the meeting will have discretionary authority to vote on the stockholder's proposal if it is properly brought before the meeting. If a stockholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the proxy rules of the Securities and Exchange Commission.

                                  OTHER MATTERS

     The Company knows of no other matters to be submitted at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote the shares they represent as the Board may recommend.

                           INCORPORATION BY REFERENCE

     To the extent that this Proxy Statement has been or will be specifically incorporated by reference into any filing by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, the sections of the Proxy Statement entitled "Report of the Compensation Committee on Executive Compensation" and "Performance Graph" shall not be deemed to be so incorporated, unless specifically otherwise provided in any such filing.

                     FINANCIAL MATTERS AND FORM 10-K REPORT

     The Company's annual report for the fiscal year ended December 31, 2000, is being mailed with this proxy statement to stockholders entitled to notice of the meeting. The consolidated financial statements, unaudited selected quarterly data and management's discussion and analysis of financial condition and results of operations included in the annual report are incorporated by reference herein.

     THE COMPANY WILL PROVIDE EACH BENEFICIAL OWNER OF ITS SECURITIES AS OF THE RECORD DATE WITH A COPY OF AN ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE COMPANY'S MOST RECENT FISCAL YEAR, WITHOUT CHARGE, UPON RECEIPT OF A WRITTEN REQUEST FROM SUCH PERSON. SUCH REQUEST SHOULD BE DIRECTED TO INVESTOR RELATIONS, FiNET.COM, INC., 2527 CAMINO RAMON, SUITE 200, SAN RAMON, CALIFORNIA 94583.


                                          THE BOARD OF DIRECTORS
Dated:  April 9, 2001

Exhibit A

                             Audit Committee Charter


Statement of Policy

          The Audit Committee shall provide assistance to the Board of Directors in fulfilling its responsibility to shareholders, potential shareholders, and the investment community:

     o Relating to corporate accounting, internal accounting controls, reporting practices of the Company, and the quality and integrity of the financial reports of the Company.

     o Helping to insure the independence of the Company's independent auditors, the integrity of management and the adequacy of disclosure to shareholders

          In so doing, it shall be the policy of the Audit Committee to maintain free and open channels of communication between the Board of Directors, the independent auditors, the internal auditors and the financial management of the Company.

Organization

     Members. The Audit Committee shall be composed of directors who are independent of the management of the Company and are free of any relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgement as a committee member. Audit Committee members shall be selected by majority vote of the board of Directors, and the committee shall be composed of not less than three independent directors. In addition, the Board of Directors shall designate a Chairman and a non-voting Secretary of the Committee.

     Meetings. The Audit Committee shall meet as required to discharge its responsibilities. Audit Committee meetings shall be called by the Secretary or any Assistant Secretary of the Company at the direction and upon the request of the Chairman of the Committee, the Chief Executive Officer of the Company or any two members of the said Committee. Quorum and voting requirements shall be prescribed in the Company's Bylaws for meetings of the Board of Directors. The Committee shall, when desirable, request that members of management, internal auditors and representatives of the independent auditors be present at the meeting of the Committee. The Audit Committee shall meet no less frequently than once per year.

     Minutes. The Secretary shall prepare minutes for all meetings of the Audit Committee to document the Committee's discharge of its responsibilities. The minutes shall be circulated in draft form to all Committee members to ensure an accurate final record, and shall be approved at a subsequent meeting of the Committee or the Board of Directors.

Delineation of Responsibilities:

     In fulfilling the responsibilities of the Audit Committee, the Audit Committee shall periodically:

     1. Review and recommend to the Board of Directors the independent auditors to be selected to audit the financial statements of the Company, its divisions, subsidiaries and employee benefit plans.

     2. Review the fees charged by the independent auditor for both audit and non-audit services.

     3. Meet with the independent auditors and financial management of the Company to review the scope of the proposed audit for the current year and the audit strategy to be employed.

     4. Satisfy itself that the internal auditing staff is protected from undue pressures and is provided with as much independence as is necessary to work in compliance with recognized standards of internal auditing.

     5. Inquire of management, the head of internal auditing and the independent auditors, about significant risks, and assess the steps management has taken to minimize such risks to the Company.

     6. Review with the independent auditors, the head of internal auditing and with the Company's financial and accounting personnel the adequacy and effectiveness of the Company's system of internal controls and any related significant audit findings and recommendations. Particular emphasis should be given to the adequacy of such internal controls to prevent or expose any payments, transactions or procedures which might be deemed illegal or otherwise improper.

     7. Review the internal audit function of the Company, including the proposed programs for the coming year, the coordination of such programs with the independent auditors and the results of the internal auditors' recent activities. Particular attention should be given to maintaining the best possible effective balance between independent and internal auditing resources.

     8. Review a summary of the Company's dealings with directors, firms with employee directors, and relatives of directors or firms with employee director owner/partners.

     9. On a timely basis, review with financial management and the independent auditors the results of their analysis of significant financial reporting issues and practices, including changes in, or new adoptions of, accounting principles and disclosure practices. Also review with financial management and the independent auditors their qualitative judgement about the appropriateness of accounting principles and financial disclosure practices used or proposed to be used, and particularly, the degree of aggressiveness or conservatism of the organization's accounting principles and underlying estimates.

     10. Review with management and the independent auditors the results of the annual audit, including all matters required to be communicated by the auditors under generally accepted auditing standards, as well as the annual financial statements and Form 10-K for adequacy of disclosure and contents.

     11. Report the results of the annual audit to the Board of Directors. If requested by the Board, the Audit Committee or the independent auditors, invite the independent auditors to attend the full Board of Directors' meeting to assist in reporting the results of the annual audit or to answer other Directors questions.

     12. Review the independent auditor's management letter and recommendations, and management's response.

     13. Insure that sufficient opportunity exists for the members of the Audit Committee to meet with both the independent and the internal auditors without members of management present and with members of management without the independent auditors present.

     14. Meet with the General Counsel of the Company and other appropriate legal officers of the Company, to review legal affairs of the Company.

     15. Review the Company's charter and operation.

     In carrying out its responsibilities, the Audit Committee can rely on the Chief Executive Officer to arrange for all such information regarding the Company's affairs and such assistance of the Company's staff as the Committee shall determine to be necessary to accomplish its assigned responsibilities. The Audit Committee believes that its policies and procedures a should remain flexible in order that it can best react to changing conditions and environment and to assure to the directors and shareholders that the corporate accounting and reporting practices of the Company are in accordance with all requirements and are of the highest quality.

Reporting

          The Audit Committee shall report to the Board of Directors any significant matters as promptly as possible, but in any event, no later than the next following regularly scheduled meeting of the Board of Directors.


Approved by the Board of Directors on
Date: March 21, 2000

PROXY


                                 FiNET.COM, INC.

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                                  MAY 21, 2001

The undersigned stockholder of FiNet.com, Inc. (the "Company") hereby appoints Rick Cossano and Patrick J. Mackin, and each of them acting singly, with full power of substitution to each, the true and lawful attorneys, agents and proxyholders of the undersigned, and hereby authorizes them to represent and vote, as specified herein, all of the shares of Common Stock of the Company held of record by the undersigned on March 29, 2001, at the Annual Meeting of Stockholders of the Company to be held on May 21, 2001 (the "Annual Meeting") at 9:30 a.m. at the Company's corporate offices, 2527 Camino Ramon, Suite 200, San Ramon, California 94583 and any adjournments or postponements thereof, with all power which the undersigned would possess if personally present, and to vote all shares of stock which the undersigned may be entitled to vote at said meeting upon the matters set forth in the Notice of Annual Meeting of Stockholders in accordance with the following instructions, and with discretionary authority upon such other matters as may come before the meeting. All previous proxies are hereby revoked.

                 CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE

{X}  Please mark votes as in this example

          THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED. IN THE ABSENCE OF DIRECTION, THE SHARES WILL BE VOTED FOR ALL NOMINEES AND FOR PROPOSALS 2 THROUGH 5.

          THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING OF STOCKHOLDERS RELATING TO THE ANNUAL MEETING.

1.   To elect as directors to serve until the
     next annual meeting of stockholders and
     until their successors are duly elected
     and qualified, the five (5) nominees       Vote FOR all the nominees
     listed below:                              (except as to the contrary) {_}

         Rick Cossano                           Vote WITHHELD from all
         L. Daniel Rawitch                      nominees                    {_}
         Stephen J. Sogin, Ph.D.
         S. Lewis Meyer
         Antonio P. Falcao

INSTRUCTIONS: To withhold vote for any individual nominee, write the nominee's name in the space provided below:

--------------------------------------------------------------------------------

2.   To approve an amendment to the Company's       For      Against     Abstain
     1998 Stock Option Plan to increase the         {_}        {_}         {_}
     number of shares reserved for issuance
     under the plan.

3.   To approve an amendment to the Company's       For      Against     Abstain
     1998 Non-Employee Directors' Stock Option      {_}        {_}         {_}
     Plan to increase the number of shares
     reserved for issuance under the plan.

4.   To approve an amendment to the Company's       For      Against     Abstain
     Restated Certificate of Incorporation to       {_}        {_}         {_}
     decrease the number of authorized shares.

5.   To ratify the appointment of Ernst &           For      Against     Abstain
     Young, LLP as independent auditors of the      {_}        {_}         {_}
     Company for the fiscal year ending
     December 31, 2001.

MARK HERE FOR ADDRESS CHANGE AND      Please sign exactly as name appears
NOTE AT LEFT.....................(_) hereon. Joint owners should each sign.
                                      Trustees and others acting in a
                                      representative capacity should indicate
                                      the capacity in which they sign and give their full title. If a corporation, please have an authorized officer sign and indicate the full corporate name. If a partnership, please sign in partnership name by an authorized person.

                                      Please mark, sign and date this proxy and return it promptly whether you plan to attend the meeting or not. If you do attend, you may vote in person if you desire.


Signature:___________________________ Date:_____________

          ---------------------------

          ---------------------------


Signature:___________________________ Date:_____________

          ---------------------------

          ---------------------------

                                 FiNet.com, Inc.

                 1998 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN

     1. PURPOSE OF THE PLAN. This Finet.com, Inc. f/k/a Finet Holdings Corporation 1998 Non-Employee Directors' Stock Option Plan (the "Plan") is adopted for the benefit of the directors of FiNet.com, Inc. a Delaware corporation (the "Company") who, at the time of their service, are not employees of the Company or any of its subsidiaries (the "Non-Employee Directors"). The purposes of the Plan are to advance the interests of the Company by providing the Non-Employee Directors with additional incentive to serve the Company by increasing their proprietary interest in the success of the Company.

     2. ADMINISTRATION OF THE PLAN. (a) The Plan shall be administered by the Board of Directors of the Company (the "Board"). The Board may delegate administration of the Plan to a committee ("Committee") comprised of not less than two (2) members of the Board. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers possessed by the Board, subject to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the committee at any time and revest in the Board the administration of the Plan. (b) The Board shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable; to interpret the terms and provisions of the Plan and any Option granted under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the plan, and to exercise such powers and perform such acts as the Board deems necessary or expedient to promote the bests interests of the Company. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Option in the manner and to the extent it shall deem necessary to carry the Plan into effect. (c) All actions taken and all interpretations and determinations made by the Board in good faith shall be final and binding upon all Non-Employee Directors, the Company, and all other interested persons. (d) No member of the Board shall be personally liable for any action, determination, or interpretation made in good faith with respect to the Plan; and all members of the Board shall be fully protected by the Company in respect of any such action, determination, or interpretation.

     3. STOCK SUBJECT TO AND RESERVED FOR THE PLAN. (a) The total number of shares of the Company's Common Stock, $0.01 par value (the "Common Stock"), with respect to which Options may be granted under the Plan, shall not exceed the aggregate of 283,333 shares; provided, however, that the class and aggregate number of shares which may be subject to the Options granted hereunder shall be subject to adjustment in accordance with the provisions of Section 13 of this Plan. Such shares may be treasury shares, reacquired shares or authorized but unissued shares. (b) The Company shall reserve for issuance pursuant to this Plan such number of shares of Common Stock as may from time to time be subject to Options granted hereunder. If any Option expires or is canceled prior to its exercise in full, the shares theretofore subject to such Option may again be made subject to an Option under the Plan. (c) All Options granted under the Plan will constitute nonstatutory stock options (i.e., stock options which do not qualify under Sections 422 or 423 of the Internal Revenue Code of 1986 (the "Code")) (the "Option").

     4. ELIGIBILITY. Options shall be granted only to Non-Employee Directors of the Company.

     5. NON-DISCRETIONARY GRANT OF OPTIONS.

     (a) Non-Employee Directors Elected After the Effective Date of the Plan:
Initial Grant. For so long as this Plan is in effect and shares are available for the grant of Options hereunder, each person who is elected as a Non-Employee Director of the Company for the first time after the effective date of the Plan, and who is not and has not been an employee of the Company or any of the Company's subsidiaries (as defined in Section 424(f) of the Code (a "New Director") shall be granted a one-time Option ("Initial Option") to purchase 40,000 shares of Common Stock at a per share exercise price equal to 85% of the Fair Market Value (defined below) of a share of Common Stock on such date (subject to the adjustments provided in Section 14 hereof), except that the price shall be 110% of the Fair Market Value in the case of any person who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation or its subsidiaries. This Section 5(a) shall only apply to a New Director the first time he or she is elected a director of the Company after the effective date of this Plan.

     (b) Annual Option Grant to Non-Employee Directors ("Annual Option"). In addition, for so long as (i) this Plan is in effect, and (ii) there are shares available for the grant of Options hereunder, each person serving as an elected Non-Employee Director as of the effective date of this Plan and each New Director (together "Eligible Director") shall be granted automatically, on January 1st of each year (or the next day on which the Company's Common Stock is traded should the Company's Common Stock not trade on such date, commencing as of January 1, 1998 and subject to the adjustments provided in Section 14 hereof), an Option to purchase 40,000 shares of Common Stock at a per share exercise price equal to 85% of the Fair Market Value (defined below) of a share of Common Stock), except that the price shall be 110% of the Fair Market Value in the case of any person who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation or its subsidiaries. The foregoing notwithstanding, such Eligible Director must have served as a Non-Employee Director continuously for at least thirty (30) days immediately preceding the first day of January of any given year, in order to be eligible for grant of an Annual Option as of January 1st of that year.

     (c) Option Price. For the purposes of this Section 5, the "Fair Market Value" as of any particular date shall mean (i) the closing sales price on the immediately preceding business day of a share of Common Stock as reported on the principal securities exchange on which shares of Common Stock are then listed or admitted to trading or (ii) if not so reported, the average of the closing bid and asked prices for a share of Common Stock on the immediately preceding business day as quoted on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or (iii) if not quoted on NASDAQ, the average of the closing bid and asked prices for a share of Common Stock as quoted by the National Quotation Bureau's "Pink Sheets" or the National Association of Securities Dealers' OTC Bulletin Board System. If the price of a share of Common Stock shall not be so reported, the Fair Market Value of a share of Common Stock shall be determined by the Board in its absolute discretion.

     6. OPTION AGREEMENT. Each Option granted under the Plan shall be evidenced by an agreement, in a form approved by the Board, which shall be subject to the terms and conditions of the Plan. Any agreement may contain such other terms, provisions and conditions as may be determined by the Board and that are not inconsistent with the Plan.

     7. VESTING AND TERM OF OPTIONS. (a) Each Option granted under this Plan shall be subject to vesting pursuant to one of two schedules: (i) vesting in full on the date of grant; or (ii) vesting in four (4) equal installments commencing on the first anniversary of the date of grant; provided, however, that each such Option, regardless of the manner of vesting, shall be subject to termination as provided in Section 9 hereof. The schedule of vesting, whether vesting in full or in installments, shall be determined by the Board as part of and at the time of the grant; provided however, that any Option granted under this Plan which vests in full on the date of grant as set forth in subsection
(i) above, shall be subject, as a condition of such Option grant, to the Company's right to repurchase as provided in Section 16 hereof. (b) Each Option agreement shall also provide that the Option shall expire ten years from the date of grant, unless sooner terminated pursuant to Section 9 hereof.

     8. EXERCISE OF OPTIONS. Options shall be exercisable at any time after their appropriate vesting date, subject to termination as provided in Section 9 hereof and to the Company's right to repurchase as provided in Section 16 hereof. Options shall be exercised by written notice to the Company setting forth the number of shares with respect to which the Option is being exercised and specifying the address to which the certificates representing such shares are to be mailed. Such notice shall be accompanied by cash or certified check, bank draft, or postal or express money order payable to the order of the Company, for an amount equal to the product obtained by multiplying the exercise price of the Option by the number of shares of Common Stock with respect to which the Option is then being exercised. As promptly as practicable after receipt of such written notification and payment, the Company shall deliver to the Eligible Director a certificate or certificates representing the number of shares of Common Stock with respect to which such Option has been so exercised, issued in the Eligible Director's name, provided, however, that such delivery shall be deemed effected for all purposes when the Company's transfer agent shall have deposited such certificates in the United States mail, addressed to the Eligible Director, at the address specified pursuant to this Section 8.

     9. TERMINATION OF OPTIONS. Except as may be otherwise expressly provided in this Plan or otherwise determined by the Board, each Option, to the extent it shall not have been exercised previously, shall terminate on the earliest of the following: (i) on the last day of the three-month period commencing on the date on which the Eligible Director ceases to be a member of the Board for any reason other than the death or total disability (within the meaning of Section 22(e)(3) of the Internal Revenue Code) of the Eligible Director, in which case the option may be exercised at any time within eighteen (18) months following termination of such directorship or service, during which period the Eligible Director shall be entitled to exercise all Options held by the Eligible Director on the date on which the Eligible Director ceased to be a member of the Board that could have been exercised on such date; or (ii) ten years after the date of grant of such Option.

     10. TRANSFERABILITY OF OPTIONS. During the term of an Option, the Option shall not be assignable or otherwise transferable except by will or by the laws of descent and distribution. Each Option shall be exercised during the Eligible Director's lifetime only by the Eligible Director.

     11. NO RIGHTS AS STOCKHOLDER. No Eligible Director shall have any rights as a stockholder with respect to shares covered by an Option until the date of issuance of a stock certificate or certificates representing such shares. Except as provided in Section 14 hereof, no adjustment for dividends or otherwise shall be made if the record date therefor is prior to the date of issuance of certificates representing shares of Common Stock purchased pursuant to exercise of this Option.

     12. INVESTMENT REPRESENTATIONS. Whether or not the Options and shares covered by the Plan have been registered under the Securities Act of 1933, as amended, each person exercising an option under the Plan may be required by the Company to give a representation in writing that such person is acquiring such shares for investment and not with a view to, or for sale in connection with, the distribution of any part thereof. The Company will endorse any necessary legend referring to the foregoing restriction upon the certificate or certificates representing any shares issued or transferred to the Eligible Director upon the exercise of any Option granted under the Plan.

     13. AMENDMENT OR TERMINATION. The Board may amend, modify, revise or terminate this Plan at any time and from time to time. All Options granted under this Plan shall be subject to the terms and provisions of this Plan and any amendment, modification or revision of this Plan shall be deemed to amend, modify or revise all Options outstanding under this Plan at the time of such amendment, modification or revision. If this Plan is terminated by action of the Board, all outstanding Options may be terminated.

     14. CHANGES IN THE COMPANY'S CAPITAL STRUCTURE. The existence of outstanding Options shall not affect in any way the right or power of the Company or its stockholders to make or authorize the dissolution or liquidation of the Company, any sale or transfer of all or any part of the Company's assets or business, any reorganization or other corporate act or proceeding, whether of a similar character or otherwise, any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, any merger or consolidation of the Company, or any issuance of bonds, debentures, preferred or prior preference stock senior to or affecting the Common Stock or the rights thereof; provided, however, that if (i) the outstanding shares of Common Stock of the Company shall be subdivided into a greater number of shares or (ii) the outstanding shares of Common Stock shall be combined into a smaller number of shares thereof, then (a) the number of shares of Common Stock available for the grant of Options under the Plan shall be proportionally adjusted to equal the product obtained by multiplying such number of available shares remaining by a fraction, the numerator of which is the number of outstanding shares of Common Stock after giving effect to such combination or subdivision and the denominator of which is that number of outstanding shares of Common Stock prior to such combination or subdivision, (b) the exercise price of any Option then outstanding under the Plan shall be proportionately adjusted to equal the product obtained by multiplying such exercise price by a fraction, the numerator of which is the number of outstanding shares of Common Stock prior to such combination or subdivision and the denominator of which is that number of outstanding shares of Common Stock after giving effect to such combination or subdivision, and (c) the number of shares of Common Stock issuable on the exercise of any Option then outstanding under the Plan or thereafter granted under the Plan shall be proportionately adjusted to equal the product obtained by multiplying such number of shares of Common Stock by a fraction, the numerator of which is the number of outstanding shares of Common Stock after giving effect to such combination or subdivision and the denominator of which is that number of outstanding shares of Common Stock prior to such combination or subdivision.

     15. COMPLIANCE WITH OTHER LAWS AND REGULATIONS. (a) The Plan, the grant and exercise of Options thereunder, and the obligation of the Company to sell and deliver shares acquirable on exercise of such Options, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any governmental or regulatory agency or national securities exchange as may be required. The Company shall not be required to sell or issue any shares on exercise of any Option if the issuance of such shares shall constitute a violation by the Non-Employee Director or the Company of any provisions of any law or regulation of any governmental authority. (b) Each Option granted under this Plan shall be subject to the requirement that, if at any time the Board shall determine that (i) the listing, registration or qualification of the shares subject thereto on any securities exchange or under any state or federal law of the United States or of any other country or governmental subdivision thereof, (ii) the consent or approval of any governmental regulatory body, or
(iii) the making of investment or other representations, are necessary or desirable in connection with the issue or purchase of shares subject thereto, no such Option may be exercised in whole or in part unless such listing, registration, qualification, consent, approval or representation shall have been effected or obtained, free of any conditions not acceptable to the Board. (c) These provisions do not obligate the Company to register either the Plan, any option granted under the Plan, or any stock issued or issuable pursuant to any such Option, under any state or federal law of the United States or of any other country or governmental subdivision thereof. (d) Any determination by the Board in connection with any of the above determinations shall be final, binding and conclusive.

     16. REPURCHASE RIGHT OF THE COMPANY.

     (a) General. Shares of stock issued or issuable upon exercise of an option grant with immediate vesting, as set forth in Section 7(a)(i), are subject to a right of repurchase by the Company. If the service of a Non-Employee Director to the Company or a subsidiary of the Company is terminated for any reason other than by death or total disability, except as otherwise described in Section 16(d), the Company (or any subsidiary designated by it) shall have the option for 90 days after the termination of service by the Non-Employee Director to repurchase all or any part of his stock issued or issuable upon exercise of the option, as provided in this Section 16.

     (b) Notice. Within 30 days of receiving notice from a Non-Employee Director or his representative of the termination of the director's service to the Company or a subsidiary of the Company, the Company must give notice to the director of the Company's decision whether or not to exercise its repurchase right.

     (c) Repurchase Price. The repurchase price per share repurchased in accordance with this Section 16 shall be the original per share purchase price set forth in the accompanying Notice of Stock Option Grant. The Company's repurchase right at this price lapses at the rate of 25% per year, starting with the first anniversary of the Option Grant, and continues over 4 years, without reference to the date the Option was exercised or became exercisable.

     (d) Shares Acquired Through Exercise of Option After Termination of Services. If the Non-Employee Director exercises in whole or in part his option after termination of his services to the Company for any reason other than death or total disability, the Company shall have, for 90 days after the exercise, the right to repurchase the shares so acquired upon written notice to the Non-Employee Director. The purchase price and terms of payment will be governed by Sections 16(c) and (e) of this Plan.

     (e) Payment of the Purchase Price. The Company's right to repurchase must be exercised for cash or cancellation of purchase money indebtedness for the shares within 90 days of termination of service by the Non-Employee Director (or in the case of securities issued upon exercise of Options after the date of termination, within 90 days after the date of exercise).

     (f) Death or Total Disability. There shall be no right of repurchase by the Company upon the Non-Employee Directors' death or total disability. The foregoing notwithstanding, the provisions of this Section 16(g) do not extend or otherwise affect the termination of any Option which shall not have been exercised, as otherwise set forth in Section 9 herein.

     (g) Repurchase Right as to Other Shares. The repurchase right of the Company shall apply as well to all shares or other securities issued in respect to any Option due to any stock split, reverse stock split, stock dividend, recapitalization, reclassification, spin-off, split-off, merger, consolidation or reorganization ("Other Shares") but such right shall expire on the occurrence of any event or transaction upon which the Option terminates.

     17. INDEMNIFICATION OF BOARD OF DIRECTORS. The Company shall, to the fullest extent permitted by law, indemnify, defend and hold harmless any person who at any time is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (whether civil, criminal, administrative or investigative) in any way relating to or arising out of this Plan or any Options granted hereunder by reason of the fact that such person is or was at any time a director of the Company against judgments, fines, penalties, settlements and reasonable expenses (including attorneys' fees) actually incurred by such person in connection with such action, suit or proceeding. This right of indemnification shall inure to the benefit of the heirs, executors and administrators of each such person and is in addition to all other rights to which such person may be entitled by virtue of the bylaws of the Company or as a matter of law, contract or otherwise.

     18. ADDITIONAL PROVISIONS. (a) Nothing in the Plan, or in any instrument executed pursuant thereto, shall confer upon any Non-Employee Director either the right or the obligation to continue acting as a director of (or to employment by) the Company, nor shall any Plan provision or instrument executed pursuant thereto affect any right of the Company, its Board and/or its shareholders to terminate the directorship (or employment) of any Non-Employee Director with or without cause. (b) In connection with each option granted pursuant to the Plan, each Non-Employee Director shall make arrangements satisfactory to the Company to insure that the amount of any federal or other withholding tax required to be withheld with respect to such sale or transfer is made available to the Company for timely payment of such tax.

     19. EFFECTIVE DATE OF THE PLAN. This Plan shall become effective, subject to stockholder approval, on February 18, 1998. No Option shall be granted pursuant to this Plan on or after February 18, 2008.

     20. GOVERNING LAW. The Plan shall be governed by, and all questions arising hereunder, shall be determined in accordance with the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within California.


Date of Board Adoption: February 18, 1998

Date of Shareholder Approval: November 24, 1998

                                 FINET.COM, INC.

                             1998 STOCK OPTION PLAN

                                        Date of Board Approval: February 18,1998
                                 Date of Shareholder Approval: November 24, 1998
                                       Amendment Approved by Board: May 19, 1999
                          Amendment Approved by Shareholders: September 30, 1999
                                  Amendment Approved by Board: February 27, 2001


     1. Purpose and Scope. The purposes of this Plan are to induce persons of outstanding ability and potential to join and remain with FiNet.com, Inc. (the "Company"), to provide an incentive for such employees as well as for non-employee consultants to expand and improve the profits and prosperity of the Company by enabling such persons to acquire proprietary interests in the Company, and to attract and retain key personnel through the grant of Options to purchase shares of the Company's common stock. As used herein, the term "Option" includes both Incentive Stock Options and Non-Qualified Stock Options.

     2. Definitions. Each term set forth in this Section 2 shall have the meaning set forth opposite such term for purposes of this Plan unless the context otherwise requires, and for the purposes of such definitions, the singular shall include the plural and the plural shall include the singular:

          (a) "Affiliate" shall mean any parent corporation or subsidiary corporation of the Company as those terms are defined in Sections 424(e) and (f) respectively of the Internal Revenue Code of 1986, as amended.

          (b) "Board" shall mean the Board of Directors of the Company.

          (c) "Committee" shall have the meaning set forth in Section 3 hereof.

          (d) "Company" shall mean FiNet.com, Inc., a Delaware corporation.

          (e) "Code" shall mean the Internal Revenue Code of 1986, as amended.

          (f) "Fair Market Value" for a share of Stock means the price that the Board or the Committee acting in good faith determines, through any reasonable valuation method (including but not limited to reference to prices existing in any established market in which the Stock is traded), to be the price at which a share of Stock might change hands between a willing buyer and a willing seller, neither being under any compulsion to buy or to sell and both having reasonable knowledge of the relevant facts.

          (g) "Option" shall mean a right to purchase Stock granted pursuant to the Plan.

          (h) "Exercise Price" shall mean the purchase price for Stock under an Option, as determined in Sections 7 - "Incentive Stock Options" - and 8 - "Non-Incentive Stock Options" - below.

          (i) "Participant" shall mean an employee or non-employee consultant to the Company to whom an Option is granted under the Plan.

          (j) "Plan" shall mean this FiNet.com, Inc. 1998 Stock Option Plan.

          (k) "Stock" shall mean the $0.01 par value common stock of the Company.

          (l) "1934 Act" means the Securities Exchange Act of 1934, as amended.

     3. Administration.

     The Plan shall be administered (i) with respect to individuals who receive options under the Plan and who are or become subject to the reporting requirements and short-swing liability provisions of Section 16 of the Securities Exchange Act of 1934, as amended (the "1934 Act") ("Reporting Persons") by a committee consisting of at least two members of the Board of Directors of the Company (the "Board"), each of whom is a non-employee director (as such term is defined under Rule 16b-3 of the 1934 Act) (the "Reporting Persons Committee") and (ii) with respect to all individuals who receive Options under the Plan and are who are not Reporting Persons, by a committee which consists of at least two members of the Board (the "Stock Option Committee"). For purposes of this Plan, references to the "Committee" shall mean the Reporting Persons Committee, the Stock Option Committee, or both, as the context may require.

     The Committee shall have full authority in its discretion, subject to and not inconsistent with the express provisions of the Plan, to grant Options, to determine the Exercise Price and term of each Option, the persons to whom, and the time or times at which, Options shall be granted and the number of shares of Stock to be covered by each Option; to interpret the Plan; to prescribe, amend, and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the option agreements (which need not be identical) entered into in connection with the grant of Options under the Plan; and to make all other determinations deemed necessary or advisable for the administration of the Plan. The Board may delegate to one or more of their members, or to one or more agents, such administrative duties as it may deem advisable, and the Board or any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Board or such person may have under the Plan. The Board may employ attorneys, consultants, accountants, or other persons, and the Board shall be entitled to rely upon the advice, opinions, or valuations of such persons. All actions taken and all interpretations and determinations made by the Board in good faith shall be final and binding upon all Participants, the Company, and all other interested persons. No member of the Board shall be personally liable for any action, determination, or interpretation made in good faith with respect to the Plan; and all members of the Board shall be fully protected by the Company in respect of any such action, determination, or interpretation.

     4. Shares Subject to the Plan.

          (a) Number and Source of Shares. Subject to adjustment under the provisions of Section 13 - "Effect of Change in Stock Subject to Plan" - of the Plan, the maximum number of shares of Stock that may be optioned or sold under the Plan is Three Million Eight Hundred Thirty Three Thousand (3,833,333). Such shares may be authorized but unissued shares of Stock of the Company, or issued shares of Stock reacquired by the Company, or shares purchased in the open market expressly for use under the Plan. If for any reason any shares of Stock as to which an Option has been granted cease to be subject to purchase thereunder, then (unless the Plan shall have been terminated) such shares shall become available for subsequent awards under this Plan in the discretion of the Board. The Company shall, at all times while the Plan is in force, reserve such number of common shares as will be sufficient to satisfy the requirements of all outstanding Options granted under the Plan.

          (b) Individual Limitation. The Company may not issue options with a fair market value exercise price as of the date of grant covering in the aggregate more than 750,000 shares of Common Stock to any one participant in any calendar year.

     5. Eligibility; Factors to be Considered in Granting Options.

          (a) Options may be granted to: (i) any regular full-time employee (including officers and employee directors) of either the Company or any affiliate of the Company; and (ii) any non-employee consultant of the Company.

          (b) In determining to whom options shall be granted and the number of shares of Stock to be covered by each Option, the Board shall take into account the nature the participants' duties, their present and potential contributions to the success of the Company, and such other factors as it shall deem relevant in connection with accomplishing the purposes of the Plan. The Board shall also determine the time(s) of grant, the type and term of Option granted, and the time(s) of exercise, in whole or part. A Participant who has been granted an Option under the Plan may be granted new Options, which may be in addition to prior Options granted under the Plan or may be in exchange for the surrender and cancellation of prior Options having a higher or lower Exercise Price and containing such other terms as the Board may deem appropriate.

     6. Terms and Conditions of Options.

          (a) General. Options granted pursuant to the Plan shall be authorized by the Board and shall be evidenced by agreements ("Option Agreements") in such form as the Board from time to time shall approve. Such Option Agreements shall comply with and be subject to the following general terms and conditions, and shall also comply with and be subject to the provisions of Section 7 relating to Incentive Stock Options or Section 8 relating to Non-Qualified Stock Options, as applicable, as well as such other terms and conditions as set forth in this Plan and as the Board may deem desirable, not inconsistent with the Plan.

          (b) Employment Agreement. The Committee may, in its discretion, include in any Option granted under the Plan a condition that the Participant shall agree to remain in the employ of, and/or to render services to, the Company for a period of time (specified in the Option Agreement) following the date the Option is granted. No such Option Agreement shall impose upon the Company any obligation to employ and/or retain the Participant for any period of time.

          (c) Manner of Exercise. A Participant may exercise an Option by giving written notice of such exercise to the Company at its principal office, attention to the Secretary, and paying the Exercise Price either

          (i) in cash in full at the time of exercise, or

          (ii) by delivery of other previously outstanding common stock of the Company,

          (iii) by retention by the Company of some of the Stock as to which the Option is then being exercised, in which case the Optionee's notice of exercise shall include a statement (1) directing the Company to retain so many shares that would otherwise have been delivered by the Company upon exercise of this Option as equals the number of shares that would have been surrendered to the Company if the purchase price had been paid with previously outstanding stock of the Company, and (2) confirming the aggregate number of shares as to which this Option is being thus exercised and therefore surrendered, or

          (iv) in the discretion of the Board:

               a) by an approved deferred payment schedule or other arrangement, which arrangement shall be contained in writing in the Option Agreement, in which event an interest rate will be stated which is not less than the rate then specified which will prevent any imputation of higher interest under Section 483 of the Code,

               b) in any other form of legal consideration acceptable to the Committee at the time of grant or exercise.

          (d) Time of exercise. Promptly after the exercise of an Option and the payment of the Option price, either in full or pursuant to the approved payment schedule, the Participant shall be entitled to the issuance of a stock certificate evidencing ownership of the appropriate number of shares of Stock. A Participant shall have none of the rights of a shareholder until shares are issued to him/her, and no adjustment will be made for dividends or other rights for which the record date has occurred prior to the date such stock certificate is issued.

          (e) Number of shares. Each Option shall state the total number of shares of Stock to which it pertains.

          (f) Option Period and Limitations on Exercise. The Board may, in its discretion, provide that an Option may not be exercised in whole or part for any period(s) of time specified in the Option Agreement, except that the right to exercise must be at the rate of at least 20% per year over five years from the date the Option is granted, subject to the further conditions of the Plan and the Option Agreement such as continued employment. However, in the case of an Option granted to officers, directors, or non-employee consultants of the Company or any of its affiliates, the Option may become fully exercisable, subject to the further conditions of the Plan and the Option Agreement, at any time or during any period established by the Company or its affiliates. The exercise period shall be stated in the Option Agreement. No Option may be exercised after the expiration of ten years from the Grant Date. No Option may be exercised as to less than one hundred (100) shares at any one time, or the remaining shares covered by the Option if less than one hundred (100).

     7. Incentive Stock Options. The Board may grant Incentive Stock Options ("ISOs") which meet the requirements of Section 422 of the Code, as amended from time to time.

          (a) ISOs may be granted only to employees of the Company or its affiliates.

          (b) Each ISO granted under the Plan must be granted within 10 years from the date the Plan is adopted or is approved by the shareholders of the Company, whichever is earlier.

          (c) The purchase price shall not be less than the Fair Market Value of the common shares at the time of grant, except that the purchase price shall be 110% of the Fair Market Value in the case of any person who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its affiliates at the time of grant.

          (d) No ISO granted under the Plan shall be exercisable more than 10 years from the date of grant, except that in the case of any person who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its affiliates at the time of grant, no ISO shall be exercisable more than five years from the date of grant.

          (e) To the extent that the aggregate Fair Market Value of stock (determined at the time of grant) with respect to which ISOs are exercisable for the first time by any individual during any calendar year under all plans of the Company and its subsidiaries exceeds $100,000, such options shall be treated as Non-Qualified stock options, but only to the extent of such excess. Should it be determined that an entire option or any portion thereof does not qualify for treatment as an ISO by reason of exceeding such maximum, or for any other reason, such option or portion shall be considered a Non-Qualified stock option.

     8. Non-Qualified Stock Options. The Board may grant Non-Qualified Stock Options ("NSOs") under the Plan in addition to or in lieu of Incentive Stock Options. NSOs are not intended to meet the requirements of Section 422 of the Code, and shall be subject to the following terms and conditions:

          (a) NSOs may be granted to any eligible Participant.

          (b) The purchase price of the shares shall be determined by the Board in its absolute discretion, but in no event shall such purchase price be less than 85% of the Fair Market Value of the shares at the time of grant. In the case of any person who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its affiliates at the time of grant, the price shall be 110% of the Fair Market Value.

          (c) NSOs shall not be exercisable more than ten years from the date of grant.

     9. Transferability. Options granted under this Plan shall not be transferable other than by will or by the laws of descent and distribution, and during a Participant's life shall be exercisable only by such Participant. Options granted under this Plan shall not be subject to execution, attachment or other process.

     10. Termination of Employment. Options held by employees, including directors, shall terminate three months after termination of employment with the Company or affiliate, unless:

          (a) If employment is terminated for cause, as such term is defined by California law, the employer's contract of employment or the Option Agreement, the Option shall immediately terminate.

          (b) If termination is due to the employee's permanent and total disability within the meaning of Section 22(e)(3) of the Code, the Option may be exercised at any time within one year following termination.

          (c) The Option Agreement by its terms specifies whether it shall terminate later than three (3) months after termination of employment. If the Option may be exercised later than three months following termination, any portion exercised beyond three months shall be a non-qualified stock option. This paragraph shall not be construed to extend the term of any Option nor to permit anyone to exercise the Option after expiration of its term.

          (d) Options granted under this Plan shall not be affected by any change of duties or position of the Participant so long as Participant continues to be a regular, full-time employee of the Company. Any Option, or any rules and regulations relating to the Plan, may contain such provisions as the Board shall approve with reference to the determination of the date employment terminates. Nothing in the Plan or in any Option granted pursuant to the Plan shall confer upon any Participant any right to continue in the employ of the Company or shall interfere in any way with the right of the Company to terminate such employment at its will at any time.

     11. Rights in the Event of Death. If an employee dies during the term of this Option, his/her legal representative or representatives, or the person or persons entitled to do so under the employee's last will and testament or under applicable intestate laws, shall have the right to exercise this Option, but only for the number of shares as to which the employee was entitled to exercise this Option on the date of his death, and such right shall expire and this Option shall terminate six (6) months after the date of Grantee's death or on the expiration date of this Option, whichever date is sooner. In all other respects, this option shall terminate upon such death.

     12. Leaves of Absence. For purposes of the Plan, an employee on approved leave of absence from the Company shall be considered as currently employed for 90 days following beginning the leave or for so long as his/her right to reemployment is guaranteed by statute or contract, whichever is longer.

     13. Effect of Change in Stock Subject to Plan.

          (a) In the event that outstanding common shares are hereafter changed by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split, combination of shares, stock dividends and the like, the Board shall make adjustments as it deems appropriate in the aggregate number of shares advisable under the Plan and the number and price subject to outstanding option. Any adjustment shall apply proportionately and only to the unexercised portion of options granted.

          (b) In the event the Company dissolves or liquidates or another entity succeeds to its assets, or in the event of a merger or consolidation in which the Company is not the surviving entity, or in the event of a reverse merger in which the Company survives but its common stock immediately preceding the merger is converted into other property by virtue of the merger, then the surviving entity shall assume the outstanding Options or substitute similar Options for those outstanding.

     14. Agreement and Representation of Employees.

          (a) Acquiring stock for investment purposes. As a condition to the exercise of any Option, the Company may require the person exercising such Option to represent and warrant at the time of such exercise that any shares of Stock acquired at exercise are being acquired only for investment and without any present intention to sell or distribute such shares if, in the opinion of Company's counsel, such representation is required or desirable under the Securities Act of 1933 or any other applicable law, regulation, or rule of any governmental agency.

          (b) Withholding. With respect to the exercise of any Option granted under this Plan, each Participant shall fully and completely consent to whatever the Board directs to satisfy the federal and state tax withholding requirements, if any, which the Board in its discretion deems applicable to such exercise.

          (c) Delivery. The Company is not obligated to deliver any common shares until there has been qualification under or compliance with all state or federal laws, rules and regulations deemed appropriate by the Company. The Company will use all reasonable efforts to obtain such qualification and compliance.

     15. Amendment and Termination of Plan. The Board, by resolution, may terminate, amend, or revise the Plan with respect to any shares as to which Options have not been granted; provided however, that any amendment that would:
(a) increase the aggregate number of shares of common stock that may be issued under the Plan, (b) materially increase the benefits accruing to Participants, or (c) materially modify the requirements as to eligibility for participation in the Plan, shall be subject to shareholder approval within 12 months before or after adoption. It is expressly contemplated that the Board may amend the Plan in any respect necessary to provide employees with the maximum benefits available under and/or to satisfy the requirements of or amendments to Section 422 of the Code.

     No termination, modification or amendment of the Plan may however, alter or impair the rights conferred by an Option previously granted without the consent of the individual to whom the Option was previously granted.

         Unless sooner terminated, the Plan shall remain in effect for a period of ten years from the date of the Plan's adoption by the Board. Termination of the Plan shall not affect any Option previously granted.

     16. Use of Proceeds. The proceeds from the sale of shares pursuant to Options granted under the Plan shall constitute general funds of the Company.

     17. Effective Date of Plan. The Effective Date of this Plan is February 18, 1998, the date it was adopted by the Board, provided the shareholders of the Company approve this Plan within twelve (12) months after such effective date. Any Options granted under this Plan prior to the date of shareholder approval shall be deemed to be granted subject to such approval. Should shareholder approval not be obtained within twelve (12) months, any Options granted pursuant to the Plan shall be null and void.

     18. Indemnification of Committee. In addition to such other rights of indemnification as they may have and subject to limitations of applicable law, the members of the Committee shall be indemnified by the Company against all costs and expenses reasonably incurred by them in connection with any action, suit or proceeding to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any rights granted thereunder and against all amounts paid by them in settlement thereof or paid by them in satisfaction of a judgment of any such action, suit or proceeding, the Board or Committee member or members shall notify the Company in writing, giving the Company an opportunity at its own cost to defend the same before such Committee member or members undertake to defend the same on their own behalf.

     19. Information Requirements. The Company shall provide each participant with annual financial statements.

     20. Governing Law. The Plan shall be governed by, and all questions arising hereunder, shall be determined in accordance with the laws of State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within California.

                                 FiNET.COM, INC.

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                                  MAY 21, 2001

The undersigned stockholder of FiNet.com, Inc. (the "Company") hereby appoints Rick Cossano and Patrick J. Mackin, and each of them acting singly, with full power of substitution to each, the true and lawful attorneys, agents and proxyholders of the undersigned, and hereby authorizes them to represent and vote, as specified herein, all of the shares of Common Stock of the Company held of record by the undersigned on March 29, 2001, at the Annual Meeting of Stockholders of the Company to be held on May 21, 2001 (the "Annual Meeting") at 9:30 a.m. at the Company's corporate offices, 2527 Camino Ramon, Suite 200, San Ramon, California 94583 and any adjournments or postponements thereof, with all power which the undersigned would possess if personally present, and to vote all shares of stock which the undersigned may be entitled to vote at said meeting upon the matters set forth in the Notice of Annual Meeting of Stockholders in accordance with the following instructions, and with discretionary authority upon such other matters as may come before the meeting. All previous proxies are hereby revoked.


                 CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE

/X/  Please mark votes as in this example

         THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED. IN THE ABSENCE OF DIRECTION, THE SHARES WILL BE VOTED FOR ALL NOMINEES AND FOR PROPOSALS 2 THROUGH 5.

         THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING OF STOCKHOLDERS RELATING TO THE ANNUAL MEETING.

1.   To elect as directors to serve until the next annual
     meeting of stockholders and until their successors are
     duly elected and qualified, the five (5) nominees listed    Vote FOR all the nominees (except as directed
     below:                                                      to the contrary)                     / /

         Rick Cossano
         L. Daniel Rawitch                                       Vote WITHHELD from all nominees      / /
         Stephen J. Sogin, Ph.D.
         S. Lewis Meyer
         Antonio P. Falcao

INSTRUCTIONS: To withhold vote for any individual nominee, write the nominee's name in the space provided below:

--------------------------------------------------------------------------------

2. To approve an amendment to the Company's 1998       FOR    AGAINST    ABSTAIN
   Stock Option Plan to increase the number of         / /      / /        / /
   shares reserved for issuance under the plan.

3. To approve an amendment to the Company's 1998       FOR    AGAINST    ABSTAIN
   Non-Employee Directors' Stock Option Plan to        / /      / /        / /
   increase the number of shares reserved for issuance under the plan.

4. To approve an amendment to the Company's            FOR    AGAINST    ABSTAIN
   Restated Certificate of Incorporation to            / /      / /        / /
   decrease the number of authorized shares.

5. To ratify the appointment of Ernst & Young, LLP     FOR    AGAINST    ABSTAIN
   as independent auditors of the Company for the      / /      / /        / /
   fiscal year ending December 31, 2001.